EX-99.B8(b)            Form of Fund Participation Agreements AIM Variable Insurance Funds, Inc.,
                       et al; American Century Investment Management, Inc.; BT Insurance Funds
                       Trust, et al; Lord Abbett Series Fund, Inc., et al; MFS Variable Insurance
                       Trust, et al; and Templeton Variable Products Series Fund, et al

                            PARTICIPATION AGREEMENT

                                 BY AND AMONG

                      AIM VARIABLE INSURANCE FUNDS, INC.,

                           A I M DISTRIBUTORS, INC.

                    FIRST VARIABLE LIFE INSURANCE COMPANY,
                            ON BEHALF OF ITSELF AND
                            ITS SEPARATE ACCOUNTS,

     AND

                     FIRST VARIABLE CAPITAL SERVICES, INC.

                               TABLE OF CONTENTS


Description                                                                Page
-----------                                                                ----

Section 1.  Available Funds................................................      2
       1.1     Availability................................................      2
       1.2     Addition, Deletion or Modification of Funds.................      2
       1.3     No Sales to the General Public..............................      2

Section 2.  Processing Transactions........................................      3
       2.1     Timely Pricing and Orders...................................      3
       2.2     Timely Payments.............................................      3
       2.3     Applicable Price............................................      3
       2.4     Dividends and Distributions.................................      4
       2.5     Book Entry..................................................      4

Section 3.  Costs and Expenses.............................................      4
       3.1     General.....................................................      4
       3.2     Parties To Cooperate........................................      4

Section 4.  Legal Compliance...............................................      5
       4.1     Tax Laws....................................................      5
       4.2     Insurance and Certain Other Laws............................      7
       4.3     Securities Laws.............................................      7
       4.4     Notice of Certain Proceedings and Other Circumstances.......      8
       4.5     LIFE COMPANY To Provide Documents; Information About AVIF...      9
       4.6     AVIF To Provide Documents; Information About LIFE COMPANY...     10

Section 5.  Mixed and Shared Funding.......................................     11
       5.1     General.....................................................     11
       5.2     Disinterested Directors.....................................     12
       5.3     Monitoring for Material Irreconcilable Conflicts............     12
       5.4     Conflict Remedies...........................................     13
       5.5     Notice to LIFE COMPANY......................................     14
       5.6     Information Requested by Board of Directors.................     14
       5.7     Compliance with SEC Rules...................................     14
       5.8     Other Requirements..........................................     14

Section 6.  Termination....................................................     15
       6.1     Events of Termination.......................................     15
       6.2     Notice Requirement for Termination..........................     16
       6.3     Funds To Remain Available...................................     16
       6.4     Survival of Warranties and Indemnifications.................     16
       6.5     Continuance of Agreement for Certain Purposes...............     16



Description                                                                Page
-----------                                                                ----
Section 7.  Parties To Cooperate Respecting Termination....................     17

Section 8.  Assignment.....................................................     17

Section 9.  Notices........................................................     17

Section 10.  Voting Procedures.............................................     18

Section 11.  Foreign Tax Credits...........................................     18

Section 12.  Indemnification...............................................     19
       12.1    Of AVIF and AIM by LIFE COMPANY and UNDERWRITER.............     19
       12.2    Of LIFE COMPANY and UNDERWRITER by AVIF and AIM.............     21
       12.3    Effect of Notice............................................     23
       12.4    Successors..................................................     23

Section 13.  Applicable Law................................................     23

Section 14.  Execution in Counterparts.....................................     24

Section 15.  Severability..................................................     24

Section 16.  Rights Cumulative.............................................     24

Section 17.  Headings......................................................     24

Section 18.  Confidentiality...............................................     24

Section 19.  Trademarks and Fund Names.....................................     25

Section 20.  Parties to Cooperate..........................................     26


                            PARTICIPATION AGREEMENT


     THIS AGREEMENT, made and entered into as of the ____ day of _________, 1999 ("Agreement"), by and among AIM Variable Insurance Funds, Inc., a Maryland corporation ("AVIF"), A I M Distributors, Inc., a Delaware corporation ("AIM") First Variable Life Insurance Company, an Arkansas life insurance company ("LIFE COMPANY"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and First Variable Capital Services, Inc., an affiliate of LIFE COMPANY and the principal underwriter of the Contracts ("UNDERWRITER") (collectively, the "Parties").


                                WITNESSETH THAT:

     WHEREAS, AVIF is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, AVIF currently consists of thirteen separate series ("Series"), shares ("Shares") of each of which are registered under the Securities Act of 1933, as amended (the "1933 Act") and are currently sold to one or more separate accounts of life insurance companies to fund benefits under variable annuity contracts and variable life insurance contracts; and

     WHEREAS, AVIF will make Shares of each Series listed on Schedule A hereto as the Parties hereto may amend from time to time (each a "Fund"; reference herein to "AVIF" includes reference to each Fund, to the extent the context requires) available for purchase by the Accounts; and

     WHEREAS, LIFE COMPANY will be the issuer of certain variable annuity contracts and variable life insurance contracts ("Contracts") as set forth on Schedule A hereto, as the Parties hereto may amend from time to time, which Contracts (hereinafter collectively, the "Contracts"), if required by applicable law, will be registered under the 1933 Act; and

     WHEREAS, LIFE COMPANY will fund the Contracts through the Accounts, each of which may be divided into two or more subaccounts ("Subaccounts"; reference herein to an "Account" includes reference to each Subaccount thereof to the extent the context requires); and

     WHEREAS, LIFE COMPANY will serve as the depositor of the Accounts, each of which is registered as a unit investment trust investment company under the 1940 Act (or exempt therefrom), and the security interests deemed to be issued by the Accounts under the Contracts will be registered as securities under the 1933 Act (or exempt therefrom); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase Shares in one or more of the Funds on behalf of the Accounts to fund the Contracts; and

     WHEREAS, UNDERWRITER is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");

WHEREAS, AIM is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:


                          Section 1.  Available Funds
                          ---------------------------
     1.1   Availability.
           ------------

     AVIF will make Shares of each Fund available to LIFE COMPANY for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions of this Agreement. The Board of Directors of AVIF may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Directors acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Fund.

     1.2   Addition, Deletion or Modification of Funds.
           -------------------------------------------

     The Parties hereto may agree, from time to time, to add other Funds to provide additional funding media for the Contracts, or to delete, combine, or modify existing Funds, by amending Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF, or its Shares herein shall include a reference to any such additional Fund. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.

     1.3  No Sales to the General Public.
          ------------------------------

     AVIF represents and warrants that no Shares of any Fund have been or will be sold to the general public.



                      Section 2.  Processing Transactions
                      -----------------------------------

     2.1  Timely Pricing and Orders.
          -------------------------

     (a) AVIF or its designated agent will use its best efforts to provide LIFE COMPANY with the net asset value per Share for each Fund by 6:00 p.m. Central Time on each Business Day. As used herein, "Business Day" shall mean any day on which (i) the New York Stock Exchange is open for regular trading, (ii) AVIF calculates the Fund's net asset value, and (iii) LIFE COMPANY is open for business.

     (b) LIFE COMPANY will use the data provided by AVIF each Business Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day's Account unit values. LIFE COMPANY will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIF by 9:00 a.m. Central Time the following Business Day; provided, however, that AVIF shall provide additional time to LIFE COMPANY in the event that AVIF is unable to meet the 6:00 p.m. time stated in paragraph (a) immediately above. Such additional time shall be equal to the additional time that AVIF takes to make the net asset values available to LIFE COMPANY.

     (c) With respect to payment of the purchase price by LIFE COMPANY and of redemption proceeds by AVIF, LIFE COMPANY and AVIF shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.

     (d) If AVIF provides materially incorrect Share net asset value information (as determined under SEC guidelines), LIFE COMPANY shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation or reporting of net asset value per Share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

     2.2  Timely Payments.
          ---------------

     LIFE COMPANY will wire payment for net purchases to a custodial account designated by AVIF by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIF will wire payment for net redemptions to an account designated by LIFE COMPANY by 1:00 p.m. Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable LIFE COMPANY to pay redemption proceeds within the time specified in Section 22(e) of the 1940 Act or such shorter period of time as may be required by law.

     2.3  Applicable Price.
          ----------------

     (a) Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Contracts (collectively, "Contract transactions") and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), LIFE COMPANY shall be the designated agent of AVIF for receipt of orders relating to Contract transactions on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; provided that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1(b) hereof.

      (b) All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.

     2.4  Dividends and Distributions.
          ---------------------------

     AVIF will furnish notice by wire or telephone (followed by written confirmation) on or prior to the payment date to LIFE COMPANY of any income dividends or capital gain distributions payable on the Shares of any Fund. LIFE COMPANY hereby elects to reinvest all dividends and capital gains distributions in additional Shares of the corresponding Fund at the ex-dividend date net asset values until LIFE COMPANY otherwise notifies AVIF in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same Business Day. LIFE COMPANY reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

     2.5  Book Entry.
          ----------

     Issuance and transfer of AVIF Shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY. Shares ordered from AVIF will be recorded in an appropriate title for LIFE COMPANY, on behalf of its Account.


                        Section 3.  Costs and Expenses
                        ------------------------------

     3.1  General.
          -------

     Except as otherwise specifically provided in Schedule C, attached hereto and made a part hereof, each Party will bear, or arrange for others to bear, all expenses incident to its performance under this Agreement.

     3.2  Parties To Cooperate.
          --------------------

     Each Party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts.


                         Section 4.  Legal Compliance
                         ----------------------------

     4.1  Tax Laws.
          --------

     (a) AVIF represents and warrants that each Fund is currently qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and represents that it will use its best efforts to qualify and to maintain qualification of each Fund as a RIC. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

     (b) AVIF represents that it will use its best efforts to comply and to maintain each Fund's compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under
the Code.   AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4.1(b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

     (c) LIFE COMPANY agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of LIFE COMPANY or, to LIFE COMPANY's knowledge, of any Participant, that any Fund has failed to comply with the diversification requirements of Section 817(h) of the Code or LIFE COMPANY otherwise becomes aware of any facts that could give rise to any claim against AVIF or its affiliates as a result of such a failure or alleged failure:

           (i) LIFE COMPANY shall promptly notify AVIF of such assertion or potential claim (subject to the Confidentiality provisions of Section 18 as to any Participant);

          (ii) LIFE COMPANY shall consult with AVIF as to how to minimize any liability that may arise as a result of such failure or alleged failure;

          (iii) LIFE COMPANY shall use its best efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations Section 1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

          (iv) LIFE COMPANY shall permit AVIF, its affiliates and their legal and accounting advisors to participate in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; provided, however, that LIFE COMPANY will retain control of the conduct of such conferences discussions, proceedings, contests or appeals;

          (v) any written materials to be submitted by LIFE COMPANY to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.817-5(a)(2)),
                 (a) shall be provided by LIFE COMPANY to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten (10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by LIFE COMPANY to any such person without the express written consent of AVIF which shall not be unreasonably withheld;

          (vi) LIFE COMPANY shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of LIFE COMPANY) in order to facilitate review by AVIF or its advisors of any written submissions provided to it pursuant to the preceding clause or its assessment of the validity or amount of any claim against its arising from such a failure or alleged failure;

          (vii) LIFE COMPANY shall not with respect to any claim of the IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of AVIF or its affiliates, which shall not be unreasonably withheld, provided that LIFE COMPANY shall not be required, after exhausting all administrative penalties, to appeal any adverse judicial decision unless AVIF or its affiliates shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and provided further that the costs of any such appeal shall be borne equally by the Parties hereto; and

          (viii) AVIF and its affiliates shall have no liability as a result of such failure or alleged failure if LIFE COMPANY fails to comply with any of the foregoing clauses (i) through (vii), and such failure could be shown to have materially contributed to the liability.

     Should AVIF or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, LIFE COMPANY may, in its discretion, authorize AVIF or its affiliates to act in the name of LIFE COMPANY in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; provided, that in no event shall LIFE COMPANY have any liability resulting from AVIF's refusal to accept the proposed settlement or compromise with respect to any failure caused by AVIF. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (d) LIFE COMPANY represents and warrants that the Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and that it will use its best efforts to maintain such treatment; LIFE COMPANY will notify AVIF immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

     (e) LIFE COMPANY represents and warrants that each Account is a "segregated asset account" and that interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817 of the Code and the regulations thereunder. LIFE COMPANY will use its best efforts to continue to meet such definitional requirements, and it will notify AVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

     4.2  Insurance and Certain Other Laws.
          --------------------------------

     (a) AVIF will use its best efforts to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by LIFE COMPANY, including, the furnishing of information not otherwise available to LIFE COMPANY which is required by state insurance law to enable LIFE COMPANY to obtain the authority needed to issue the Contracts in any applicable state.

     (b) LIFE COMPANY represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of Arkansas and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains each Account as a segregated asset account under Section 23-81-402 of the Arkansas Insurance Law and the regulations thereunder, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

     (c) AVIF represents and warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

     4.3  Securities Laws.
          ---------------

     (a) LIFE COMPANY represents and warrants that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and Arkansas law, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, (vi) LIFE COMPANY will amend the registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts or as may otherwise be required by applicable law, and (vii) each Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

     (b) AVIF represents and warrants that (i) Shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) AVIF is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AVIF's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF's Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

     (c) AVIF will at its expense register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.

     (d) AVIF currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, AVIF undertakes to have its Board of Directors, a majority of whom are not "interested" persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     (e) AVIF represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

     4.4  Notice of Certain Proceedings and Other Circumstances.
          -----------------------------------------------------

     (a) AVIF will immediately notify LIFE COMPANY of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to AVIF's registration statement under the 1933 Act or AVIF Prospectus, (ii) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of AVIF's Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including, without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY. AVIF will make every reasonable effort to prevent the issuance, with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

     (b) LIFE COMPANY will immediately notify AVIF of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account's registration statement under the 1933 Act relating to the Contracts or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Account's interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. LIFE COMPANY will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

     4.5  LIFE COMPANY To Provide Documents; Information About AVIF.
          ---------------------------------------------------------

     (a) LIFE COMPANY will provide to AVIF or its designated agent at least one
(1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

     (b)  LIFE COMPANY will provide to AVIF or its designated agent at least one
(1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least five (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if AVIF or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to LIFE COMPANY in the manner required by Section 9 hereof.

     (c) Neither LIFE COMPANY nor any of its affiliates, will give any information or make any representations or statements on behalf of or concerning AVIF or its affiliates in connection with the sale of the Contracts other than
(i) the information or representations contained in the registration statement, including the AVIF Prospectus contained therein, relating to Shares, as such registration statement and AVIF Prospectus may be amended from time to time; or
(ii) in reports or proxy materials for AVIF; or (iii) in published reports for AVIF that are in the public domain and approved by AVIF for distribution; or
(iv) in sales literature or other promotional material approved by AVIF, except with the express written permission of AVIF.

     (d) LIFE COMPANY shall adopt and implement procedures reasonably designed to ensure that information concerning AVIF and its affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither AVIF nor any of its affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

     (e) For the purposes of this Section 4.5, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

     4.6  AVIF To Provide Documents; Information About LIFE COMPANY  .
          ---------------------------------------------------------

     (a) AVIF will provide to LIFE COMPANY at least one (1) complete copy of all SEC registration statements, AVIF Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to AVIF or the Shares of a Fund, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

     (b) AVIF will provide to LIFE COMPANY a camera ready copy of all AVIF prospectuses and printed copies, in an amount specified by LIFE COMPANY, of AVIF statements of additional information, proxy materials, periodic reports to shareholders and other materials required by law to be sent to Participants who have allocated any Contract value to a Fund. AVIF will provide such copies to LIFE COMPANY in a timely manner so as to enable LIFE COMPANY, as the case may be, to print and distribute such materials within the time required by law to be furnished to Participants.

     (c) AVIF will provide to LIFE COMPANY or its designated agent at least one
(1) complete copy of each piece of sales literature or other promotional material in which LIFE COMPANY, or any of its respective affiliates is named, or that refers to the Contracts, at least five (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if LIFE COMPANY or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. LIFE COMPANY shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

     (d) Neither AVIF nor any of its affiliates will give any information or make any representations or statements on behalf of or concerning LIFE COMPANY, each Account, or the Contracts other than (i) the information or representations contained in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the Account or the Contracts that are in the public domain and approved by LIFE COMPANY for distribution; or (iii) in sales literature or other promotional material approved by LIFE COMPANY or its affiliates, except with the express written permission of LIFE COMPANY.

     (e) AVIF shall cause its principal underwriter to adopt and implement procedures reasonably designed to ensure that information concerning LIFE COMPANY, and its respective affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither LIFE COMPANY, nor any of its respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

     (f) For purposes of this Section 4.6, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.


                     Section 5.  Mixed and Shared Funding
                     ------------------------------------

     5.1  General.
          -------

     The SEC has granted an order to AVIF exempting it from certain provisions of the 1940 Act and rules thereunder so that AVIF may be available for investment by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance contracts, separate accounts of insurance companies unaffiliated with LIFE COMPANY, and trustees of qualified pension and retirement plans (collectively, "Mixed and Shared Funding"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections 5.2 through 5.8 below shall apply pursuant to such an exemptive order granted to AVIF. AVIF hereby notifies LIFE COMPANY that, in the event that AVIF implements Mixed and Shared Funding, it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.

     5.2  Disinterested Directors.
          -----------------------

     AVIF agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of AVIF within the meaning of Section 2(a)(19) of the 1940 Act and the rules thereunder and as modified by any applicable orders of the SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation of this condition shall be suspended (a) for a period of forty-five (45) days if the vacancy or vacancies may be filled by the Board;(b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies; or
(c) for such longer period as the SEC may prescribe by order upon application.

     5.3  Monitoring for Material Irreconcilable Conflicts.
          ------------------------------------------------

     AVIF agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the Participants in all separate accounts of life insurance companies utilizing AVIF ("Participating Insurance Companies"), including each Account, and participants in all qualified retirement and pension plans investing in AVIF ("Participating Plans"). LIFE COMPANY agrees to inform the Board of Directors of AVIF of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

     (a)   an action by any state insurance or other regulatory authority;

     (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

     (c)   an administrative or judicial decision in any relevant proceeding;

     (d)   the manner in which the investments of any Fund are being managed;

     (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;

     (f) a decision by a Participating Insurance Company to disregard the voting instructions of Participants; or

     (g) a decision by a Participating Plan to disregard the voting instructions of Plan participants.

     Consistent with the SEC's requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, LIFE COMPANY will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by LIFE COMPANY to disregard voting instructions of Participants. LIFE COMPANY's responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.

     5.4  Conflict Remedies.
          -----------------

     (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, LIFE COMPANY will, if it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

          (i) withdrawing the assets allocable to some or all of the Accounts from AVIF or any Fund and reinvesting such assets in a different investment medium, including another Fund of AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected Participants and, as appropriate, segregating the assets of any particular group (e.g., annuity Participants, life insurance Participants or all Participants) that votes in favor of such segregation, or offering to the affected Participants the option of making such a change; and

          (ii) establishing a new registered investment company of the type defined as a "management company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.

     (b) If the material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at AVIF's election, to withdraw each Account's investment in AVIF or any Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to LIFE COMPANY that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF.

     (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to LIFE COMPANY conflicts with the majority of other state regulators, then LIFE COMPANY will withdraw each Account's investment in AVIF within six (6) months after AVIF's Board of Directors informs LIFE COMPANY that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

     (d) LIFE COMPANY agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.
     (e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will AVIF or any of its affiliates be required to establish a new funding medium for any Contracts.
LIFE COMPANY will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

     5.5  Notice to LIFE COMPANY.
          ----------------------

     AVIF will promptly make known in writing to LIFE COMPANY the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

     5.6  Information Requested by Board of Directors.
          -------------------------------------------

     LIFE COMPANY and AVIF (or its investment adviser) will at least annually submit to the Board of Directors of AVIF such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof or any exemptive order granted by the SEC to permit Mixed and Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

     5.7  Compliance with SEC Rules.
          -------------------------

     If, at any time during which AVIF is serving as an investment medium for variable life insurance Contracts, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

     5.8  Other Requirements.
          ------------------

     AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance the same provisions as are set forth in Sections 4.1(b), 4.1(d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.

                            Section 6.  Termination
                            -----------------------

     6.1  Events of Termination.
          ---------------------

     Subject to Section 6.4 below, this Agreement will terminate as to a Fund:

     (a) at the option of any party, with or without cause with respect to the Fund, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; or

     (b) at the option of AVIF upon institution of formal proceedings against LIFE COMPANY or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding LIFE COMPANY's obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or

     (c) at the option of LIFE COMPANY upon institution of formal proceedings against AVIF, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIF's obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if, in each case, LIFE COMPANY reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on LIFE COMPANY, or the Subaccount corresponding to the Fund with respect to which the Agreement is to be terminated; or

     (d) at the option of any Party in the event that (i) the Fund's Shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (ii) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY; or

     (e) upon termination of the corresponding Subaccount's investment in the Fund pursuant to Section 5 hereof; or

     (f) at the option of LIFE COMPANY if the Fund ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so qualify; or

     (g) at the option of LIFE COMPANY if the Fund fails to comply with Section 817(h) of the Code or with successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so comply; or

     (h) at the option of AVIF if the Contracts issued by LIFE COMPANY cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund's noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an Account under the Contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or

     (i) upon another Party's material breach of any provision of this Agreement.

     6.2  Notice Requirement for Termination.
          ----------------------------------

     No termination of this Agreement will be effective unless and until the Party terminating this Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate, and such notice shall set forth the basis for such termination. Furthermore:

     (a) in the event that any termination is based upon the provisions of Sections 6.1(a) or 6.1(e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto;

     (b) in the event that any termination is based upon the provisions of Sections 6.1(b) or 6.1(c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto; and

     (c) in the event that any termination is based upon the provisions of Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, such prior written notice shall be given as soon as possible within twenty-four (24) hours after the terminating Party learns of the event causing termination to be required.

     6.3  Funds To Remain Available.
          -------------------------

     Notwithstanding any termination of this Agreement, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 6.3 will not apply to any terminations under Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement.

     6.4  Survival of Warranties and Indemnifications.
          -------------------------------------------

     All warranties and indemnifications will survive the termination of this Agreement.

     6.5  Continuance of Agreement for Certain Purposes.
          ---------------------------------------------

     If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6.1(b), 6.1(c), 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, this
Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the "Initial Termination Date"). This continuation shall extend to the earlier of the date as of which an Account owns no Shares of the affected Fund or a date (the "Final Termination Date") six (6) months following the Initial Termination Date, except that LIFE COMPANY may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i).


            Section 7.  Parties To Cooperate Respecting Termination
            ------------------------------------------------------

     The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that an Account owns no Shares of a Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section 6.1(a), the termination date specified in the notice of termination. Such steps may include combining the affected Account with another Account, substituting other mutual fund shares for those of the affected Fund, or otherwise terminating participation by the Contracts in such Fund.


                            Section 8.  Assignment
                            ----------------------

     This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                              Section 9.  Notices
                              -------------------

     Notices and communications required or permitted will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:


          AIM Variable Insurance Funds, Inc.
          A I M Distributors, Inc.
          11 Greenway Plaza, Suite 100
          Houston, Texas  77046
          Facsimile:  (713) 993-9185

          Attn:   Nancy L. Martin, Esq.

          First Variable Life Insurance Company
          First Variable Capital Services, Inc.
          2122 York Road, Suite 300
          Oakbrook, Illinois 60523
          Facsimile: 630-684-9300

          Attn:  Arnold R. Bergman, Esq.
                        Section 10.  Voting Procedures
                        ------------------------------

     Subject to the cost allocation procedures set forth in Section 3 hereof, LIFE COMPANY will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. LIFE COMPANY will vote Shares in accordance with timely instructions received from Participants. LIFE COMPANY will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants.
Neither LIFE COMPANY nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Participants. LIFE COMPANY reserves the right to vote shares held in any Account in its own right, to the extent permitted by law. LIFE COMPANY shall be responsible for assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies or in the manner required by the Mixed and Shared Funding exemptive order obtained by AVIF. AVIF will notify LIFE COMPANY of any changes of interpretations or amendments to Mixed and Shared Funding exemptive order it has obtained. AVIF will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, AVIF either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act (although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the SEC may promulgate with respect thereto.


                       Section 11.  Foreign Tax Credits
                       --------------------------------

     AVIF agrees to consult in advance with LIFE COMPANY concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to its shareholders.

                         Section 12.  Indemnification
                         ----------------------------

     12.1  Of AVIF and AIM by LIFE COMPANY and UNDERWRITER.
           -----------------------------------------------

     (a) Except to the extent provided in Sections 12.1(b) and 12.1(c), below, LIFE COMPANY and UNDERWRITER agree to indemnify and hold harmless AVIF, AIM, their affiliates, and each person, if any, who controls AVIF, AIM, or their affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY and UNDERWRITER) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY or UNDERWRITER by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

          (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of LIFE COMPANY, UNDERWRITER or their respective affiliates or persons under their control (including, without limitation, their employees and "persons associated with a member," as that term is defined in paragraph (q) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Shares; or

          (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF, AIM or their affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or

          (iv) arise as a result of any failure by LIFE COMPANY or UNDERWRITER to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement, or any material breach of any representation and/or warranty made by LIFE COMPANY or UNDERWRITER in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY or UNDERWRITER; or

          (v) arise as a result of failure by the Contracts issued by LIFE COMPANY to qualify as annuity contracts or life insurance contracts under the Code, otherwise than by reason of any Fund's failure to comply with Subchapter M or Section 817(h) of the Code.

     (b) Neither LIFE COMPANY nor UNDERWRITER shall be liable under this Section
12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIF or AIM.

     (c) Neither LIFE COMPANY nor UNDERWRITER shall be liable under this Section
12.1 with respect to any action against an Indemnified Party unless AVIF or AIM shall have notified LIFE COMPANY and UNDERWRITER in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY and UNDERWRITER of any such action shall not relieve LIFE COMPANY and UNDERWRITER from any liability which they may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.1. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, LIFE COMPANY and UNDERWRITER shall be entitled to participate, at their own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from LIFE COMPANY or UNDERWRITER to such Indemnified Party of LIFE COMPANY's or UNDERWRITER's election to assume the defense thereof, the Indemnified Party will cooperate fully with LIFE COMPANY and UNDERWRITER and shall bear the fees and expenses of any additional counsel retained by it, and neither LIFE COMPANY nor UNDERWRITER will be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

     12.2  Of LIFE COMPANY and UNDERWRITER by AVIF and AIM.
           -----------------------------------------------

     (a) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e), below, AVIF and AIM agree to indemnify and hold harmless LIFE COMPANY, UNDERWRITER, their respective affiliates, and each person, if any, who controls LIFE COMPANY, UNDERWRITER or their respective affiliates within the meaning of
Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus or sales literature or advertising of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

          (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of

                 AVIF, AIM or their affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of AVIF, AIM or their affiliates or persons under their control (including, without limitation, their employees and "persons associated with a member" as that term is defined in Section (q) of Article I of the NASD By-Laws), in connection with the sale or distribution of AVIF Shares; or

          (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY, UNDERWRITER or their respective affiliates by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

          (iv) arise as a result of any failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach of this Agreement by AVIF.

     (b) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e) hereof, AVIF and AIM agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations thereunder, including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Participants asserting liability against LIFE COMPANY pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by LIFE COMPANY of Shares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that LIFE COMPANY reasonably deems necessary or appropriate as a result of the noncompliance.

     (c) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (i) under this Agreement, or (ii) to LIFE COMPANY, UNDERWRITER, each Account or Participants.

     (d) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIF and/or AIM in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIF or AIM of any such action shall not relieve AVIF or AIM from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section
12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIF and/or AIM will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIF and/or AIM to such Indemnified Party of AVIF's or AIM's election to assume the defense thereof, the Indemnified Party will cooperate fully with AVIF and AIM and shall bear the fees and expenses of any additional counsel retained by it, and AVIF and AIM will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

     (e) In no event shall AVIF or AIM be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, LIFE COMPANY, UNDERWRITER or any other Participating Insurance Company or any Participant, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by LIFE COMPANY or UNDERWRITER hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its variable annuity or life insurance contracts (with respect to which any Fund serves as an underlying funding vehicle) as annuity contracts or life insurance contracts under applicable provisions of the Code.

     12.3  Effect of Notice.
           ----------------

     Any notice given by the indemnifying Party to an Indemnified Party referred to in Sections 12.1(c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

     12.4  Successors.
           ----------

     A successor by law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.


                          Section 13.  Applicable Law
                          ---------------------------

     This Agreement will be construed and the provisions hereof interpreted under and in accordance with Maryland law, without regard for that state's principles of conflict of laws.


                    Section 14.  Execution in Counterparts
                    --------------------------------------

     This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.


                           Section 15.  Severability
                           -------------------------

     If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.


                        Section 16.  Rights Cumulative
                        ------------------------------

     The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.


                             Section 17.  Headings
                             ---------------------

     The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

                         Section 18.  Confidentiality
                         ----------------------------

     AVIF acknowledges that the identities of the customers of LIFE COMPANY or any of its affiliates (collectively, the "LIFE COMPANY Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the LIFE COMPANY Protected Parties or any of their employees or agents in connection with LIFE COMPANY's performance of its duties under this Agreement are the valuable property of the LIFE COMPANY Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the LIFE COMPANY Protected Parties' customers, or any other information or property of the LIFE COMPANY Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the LIFE COMPANY Protected Parties' customers who also maintain accounts directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with LIFE COMPANY's prior written consent; or (b) as required by law or judicial process. LIFE COMPANY acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the "AVIF Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF's performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. LIFE COMPANY agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties' customers or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by LIFE COMPANY from information supplied to it by the AVIF Protected Parties' customers who also maintain accounts directly with LIFE COMPANY, LIFE COMPANY will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.


                    Section 19.  Trademarks and Fund Names
                    --------------------------------------

     (a) A I M Management Group Inc. ("AIM" or "licensor"), an affiliate of AVIF, owns all right, title and interest in and to the name, trademark and service mark "AIM" and such other tradenames, trademarks and service marks as may be set forth on Schedule B, as amended from time to time by written notice from AIM to LIFE COMPANY (the "AIM licensed marks" or the "licensor's licensed marks") and is authorized to use and to license other persons to use such marks. LIFE COMPANY and its affiliates are hereby granted a non-exclusive license to use the AIM licensed marks in connection with LIFE COMPANY's performance of the services contemplated under this Agreement, subject to the terms and conditions set forth in this Section 19.

     (b) The grant of license to LIFE COMPANY and its affiliates ( the "licensee") shall terminate automatically upon termination of this Agreement. Upon automatic termination, the licensee shall cease to use the licensor's licensed marks, except that LIFE COMPANY shall have the right to continue to service any outstanding Contracts bearing any of the AIM licensed marks. Upon AIM's elective termination of this license, LIFE COMPANY and its affiliates shall immediately cease to issue any new annuity or life insurance contracts bearing any of the AIM licensed marks and shall likewise cease any activity which suggests that it has any right under any of the AIM licensed marks or that it has any association with AIM, except that LIFE COMPANY shall have the right to continue to service outstanding Contracts bearing any of the AIM licensed marks.

     (c) The licensee shall obtain the prior written approval of the licensor for the public release by such licensee of any materials bearing the licensor's licensed marks. The licensor's approvals shall not be unreasonably withheld.

     (d) During the term of this grant of license, a licensor may request that a licensee submit samples of any materials bearing any of the licensor's licensed marks which were previously approved by the licensor but, due to changed circumstances, the licensor may wish to reconsider. If, on reconsideration, or on initial review, respectively, any such samples fail to meet with the written approval of the licensor, then the licensee shall immediately cease distributing such disapproved materials. The licensor's approval shall not be unreasonably withheld, and the licensor, when requesting reconsideration of a prior approval, shall assume the reasonable expenses of withdrawing and replacing such disapproved materials. The licensee shall obtain the prior written approval of the licensor for the use of any new materials developed to replace the disapproved materials, in the manner set forth above.

     (e) The licensee hereunder: (i) acknowledges and stipulates that, to the best of the knowledge of the licensee, the licensor's licensed marks are valid and enforceable trademarks and/or service marks and that such licensee does not own the licensor's licensed marks and claims no rights therein other than as a licensee under this Agreement; (ii) agrees never to contend otherwise in legal proceedings or in other circumstances; and (iii) acknowledges and agrees that the use of the licensor's licensed marks pursuant to this grant of license shall inure to the benefit of the licensor.


                       Section 20.  Parties to Cooperate
                       ---------------------------------

     Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.


                                           AIM VARIABLE INSURANCE FUNDS, INC.

Attest:______________________________      By:_____________________________
Name:       Nancy L. Martin                Name:    Robert H. Graham
Title       Assistant Secretary            Title:   President



                                           A I M DISTRIBUTORS, INC.

Attest:______________________________      By: _____________________________
Name:       Nancy L. Martin                Name:  Michael J. Cemo
Title:      Assistant Secretary            Title: President


                                           FIRST VARIABLE LlFE INSURANCE
                                           COMPANY, on behalf of  itself
                                           and its separate accounts

Attest:______________________________      By: _____________________________

Name:________________________________      Name:____________________________

Title:_______________________________      Title:___________________________


                                           FIRST VARIABLE CAPITAL SERVICES, INC.

Attest:______________________________      By: _____________________________

Name:________________________________      Name:____________________________

Title:_______________________________      Title:___________________________

                                  SCHEDULE A


FUNDS AVAILABLE UNDER THE CONTRACTS
-----------------------------------

 .    AIM VARIABLE INSURANCE FUNDS, INC.

     [LIST APPLICABLE PORTFOLIOS]



SEPARATE ACCOUNTS UTILIZING THE FUNDS
-------------------------------------



CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-----------------------------------------

                                  SCHEDULE B



 .    AIM VARIABLE INSURANCE FUNDS, INC.

      AIM_________________________ Fund


 .    AIM and Design


[LOGO OF AIM APPEARS HERE]

                                  Schedule C
                              EXPENSE ALLOCATIONS


=======================================================================================================================
             Life Company                                                   AVIF / AIM
preparing and filing the Account's registration             preparing and filing the Fund's registration statement
statement

text composition for Account prospectuses and               text composition for Fund prospectuses and
supplements                                                 supplements

text alterations of prospectuses (Account) and              text alterations of prospectuses (Fund) and
supplements (Account)                                       supplements (Fund)

printing Account and Fund prospectuses and                  a camera ready Fund prospectus
supplements

text composition and printing Account SAIs                  text composition and printing Fund SAIs

mailing and distributing Account SAIs  to policy            mailing and distributing Fund SAIs to policy owners
owners upon request by policy owners                        upon request by policy owners

mailing and distributing prospectuses (Account and Fund) and supplements (Account and Fund) to policy owners of record as required by Federal Securities
Laws and to prospective purchasers

text composition (Account), printing, mailing, and          text composition of annual and semi-annual reports
distributing annual and  semi-annual reports for            (Fund)
Account (Fund and Account as, applicable)

text composition, printing, mailing, distributing, and      text composition, printing, mailing, distributing and
tabulation of proxy statements and voting instruction       tabulation of proxy statements and voting instruction
solicitation materials to policy owners with respect to     solicitation materials to policy owners with respect to
proxies related to the Account                              proxies related to the Fund


preparation, printing and distributing sales material and
advertising relating to the Funds, insofar as such
materials relate to the Contracts and filing such
materials with and obtaining approval from, the SEC,
the  NASD, any state insurance regulatory authority,
and any other appropriate regulatory authority, to the
extent required
=======================================================================================================================

                        SHAREHOLDER SERVICES AGREEMENT

  THIS SHAREHOLDER SERVICES AGREEMENT is made and entered into as of ___________, 1999 by and between FIRST VARIABLE LIFE INSURANCE COMPANY (the "Company"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("ACIM").

  WHEREAS, the Company offers to the public certain group and individual variable annuity and variable life insurance contracts (the "Contracts"); and

  WHEREAS, the Company wishes to make available as investment options under the Contracts, VP Balanced, VP Income & Growth, VP International and VP Value (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by American Century Variable Portfolios, Inc. (the "Issuer"); and

  WHEREAS, on the terms and conditions hereinafter set forth, ACIM desires to make shares of the Funds available as investment options under the Contracts and to retain the Company to perform certain administrative services on behalf of the Funds, and the Company is willing and able to furnish such services;

  NOW, THEREFORE, the Company and ACIM agree as follows:

  1. Transactions in the Funds. Subject to the terms and conditions of this Agreement, ACIM will cause the Issuer to make shares of the Funds available to be purchased, exchanged, or redeemed, by or on behalf of the Accounts (defined in Section 7(a) below) through a single account per Fund at the net asset value applicable to each order. The Funds' shares shall be purchased and redeemed on a net basis in such quantity and at such time as determined by the Company to satisfy the requirements of the Contracts for which the Funds serve as underlying investment media. Dividends and capital gains distributions will be automatically reinvested in full and fractional shares of the Funds.

  2. Administrative Services. The Company agrees to provide all administrative services for the Contract owners, including but not limited to those services specified in EXHIBIT A (the "Administrative Services"). Neither ACIM nor the Issuer shall be required to provide Administrative Services for the benefit of Contract owners. The Company agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to the marketing of the Contracts and the provision of the Administrative Services. Upon request, the Company will provide ACIM or its representatives reasonable information regarding the quality of the Administrative Services being provided and its compliance with the terms of this Agreement.

  3. Timing of Transactions. ACIM hereby appoints the Company as agent for the Funds for the limited purpose of accepting purchase and redemption orders for Fund shares from the Contract owners. On each day the New York Stock Exchange (the "Exchange") is open for business (each, a "Business Day"), the Company may receive instructions from the Contract owners for the purchase or redemption of shares of the Funds ("Orders"). Orders received and accepted by the Company prior to the close of regular trading on the Exchange (the "Close of Trading") on any given Business Day (currently, 4:00 p.m. Eastern time) and transmitted to the Funds' transfer agent by 9.00 a.m. Eastern time on the next Business Day, will be executed at the net asset value determined as of the Close of Trading on such Business Day. Any Orders received by the Company on such day but after the Close of Trading, and all Orders that are transmitted to the Funds' transfer agent after 9.00 a.m. Eastern time on the next Business Day, will be executed at the net asset value determined as of the Close of Trading on the next Business Day following the day of receipt of such Order. The day as of which an Order is executed by the Funds' transfer agent pursuant to the provisions set forth above is referred to herein as the "Trade Date".

  4.  Processing of Transactions.

  (a) If transactions in Fund shares are to be settled through the National Securities Clearing Corporation's Mutual Fund Settlement, Entry, and Registration Verification (Fund/SERV) system, the terms of the FUND/SERV AGREEMENT, between Company and American Century Services Corporation, shall apply.

  (b) If transactions in Fund shares are to be settled directly with the Funds' transfer agent, the following provisions shall apply:

       (1) By 6:30 p.m. Eastern time on each Business Day, ACIM (or one of its affiliates) will provide to the Company via facsimile or other electronic transmission acceptable to the Company the Funds' net asset value, dividend and capital gain information and, in the case of income funds, the daily accrual for interest rate factor (mil rate), determined at the Close of Trading. If ACIM (or one of its affiliates) provides the Company with a materially incorrect net asset value for any Fund, the Company, on behalf of the Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported to the Company promptly upon discovery. If the Company has been provided with a materially incorrect net asset value for any Fund, ACIM shall reimburse the Company its reasonable out-of-pocket expenses in correcting records, including costs of outside service providers incurred specifically because of the error, printing and postage.

       (2) By 9:00 a.m. Eastern time on each Business Day, the Company will provide to ACIM via facsimile or other electronic transmission acceptable to ACIM a report stating whether the instructions received by the Company from Contract owners by the Close of Trading on the immediately prior Business Day resulted in the Accounts being a net purchaser or net seller of shares of the Funds. As used in this Agreement, the phrase "other electronic transmission acceptable to ACIM" includes the use of remote computer terminals located at the premises of the Company, its agents or affiliates, which terminals may be linked electronically to the computer system of ACIM, its agents or affiliates (hereinafter, "Remote Computer Terminals").

       (3)  Upon the timely receipt from the Company of the report described in
(2) above, the Funds' transfer agent will execute the purchase or redemption transactions (as the case may be) at the net asset value computed as of the Close of Trading on the Trade Date. Payment for net purchase transactions shall be made by wire transfer to the applicable Fund custodial account designated by the Funds on the Business Day next following the Trade Date. Such wire transfers shall be initiated by the Company's bank prior to 4:00 p.m. Eastern time and received by the Funds prior to 6:00 p.m. Eastern time on the Business Day next following the Trade Date ("T+1"). If payment for a purchase Order is not timely received, such Order will be executed at the net asset value next computed following receipt of payment. Payments for net redemption transactions shall be made by wire transfer by the Issuer to the account(s) designated by the Company on T+1; provided, however, the Issuer reserves the right to settle redemption
        -------- -------
transactions within the time period set forth in the applicable Fund's then-current prospectus. On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Orders. Orders will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open and the original Trade Date will apply.

  5.  Prospectus and Proxy Materials.

  (a) ACIM shall provide the Company with copies of the Issuer's proxy materials, periodic fund reports to shareholders and other materials that are required by law to be sent to the Issuer's shareholders. In addition, ACIM shall provide the Company with a sufficient quantity of prospectuses of the Funds to be used in conjunction with the transactions contemplated by this Agreement, together with such additional copies of the Issuer's prospectuses as may be reasonably requested by Company. If the Company provides for pass-through voting by the Contract owners, or if the Company determines that pass-through voting is required by law, ACIM will provide the Company with a sufficient quantity of proxy materials for each, as directed by the Company. If requested by the Company, ACIM shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the Funds' prospectuses are supplemented or amended) to have the prospectus or private offering memorandum for the Contracts and the prospectuses for the Funds printed together in one document together with other funds available under the Contracts.

  (b) ACIM will provide the Company with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements and all amendments or supplements to any of the above that relate to the Funds as soon as reasonably practicable after the filing of each such document with the Securities and Exchange Commission (the "SEC") or other regulatory authority or is available for shareholders. The Company will provide ACIM with at least one complete copy of all prospectuses, private offering memoranda, statements of additional information, annual and semi-annual reports, proxy statements and all amendments or supplements to any of the above that relate to an Account as soon as reasonably practicable after the filing, if applicable, of each such document with the SEC or other regulatory authority or after it is available for shareholders.

  (c) The cost of preparing, printing and shipping of the prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the Company shall be paid by ACIM or its agents or affiliates; provided, however,
                                                           --------  -------
that if at any time ACIM or its agent reasonably deems the usage by the Company of such items to be excessive, it may, prior to the delivery of any quantity of materials in excess of what is deemed reasonable, request that the Company demonstrate the reasonableness of such usage. If ACIM believes the reasonableness of such usage has not been adequately demonstrated, it may request that the party responsible for such excess usage pay the cost of printing (including press time) and delivery of any excess copies of such materials. Unless the Company agrees to make such payments, ACIM may refuse to supply such additional materials and ACIM shall be deemed in compliance with this Section 5 if it delivers to the Company at least the number of prospectuses and other materials as may be required by the Issuer under applicable law.

  (d) The cost of any distribution of prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the Contract owners shall be paid by the Company and shall not be the responsibility of ACIM or the Issuer.

  6.  Compensation and Expenses.

  (a) The Accounts shall be the sole shareholder of Fund shares purchased for the Contract owners pursuant to this Agreement (the "Record Owner"). The Record Owner shall properly complete any applications or other forms required by ACIM or the Issuer from time to time.

  (b) ACIM acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract owner as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, ACIM will pay the Company a fee (the "Administrative Services Fee") equal to 25 basis points (0.25%) per annum of the average aggregate amount invested by the Company under this Agreement.

  (c) The payments received by the Company under this Agreement are for administrative and shareholder services only and do not constitute payment in any manner for investment advisory services or for costs of distribution.

  (d) For the purposes of computing the payment to the Company contemplated by this Section 6, the average aggregate amount invested by the Company on behalf of the Accounts in the Funds over a one month period shall be computed by totaling the Company's aggregate investment (share net asset value multiplied by total number of shares of the Funds held by the Company) on each Business Day during the month and dividing by the total number of Business Days during such month.

  (e)  ACIM will calculate the amount of the payment to be made pursuant to this
Section 6 at the end of each calendar quarter and will make such payment to the Company within 30 days thereafter. The check for such payment will be accompanied by a statement showing the calculation of the amounts being paid by ACIM for the relevant months and such other supporting data as may be reasonably requested by the Company and shall be mailed to:

                     First Variable Life Insurance Company
                     2122 York Road, Suite 300
                     Oak Brook Terrace, IL 60523
                     Attention:  Vice President & Treasurer

  7.  Representations.

  (a) The Company represents and warrants that (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms; (ii) it has established the Separate Account VL and the First Variable Annuity Fund E (the "Accounts"), which are duly authorized and established separate accounts under Arkansas insurance law, exempt from being registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and will serve as investment vehicles for the Contracts; (iii) each Contract provides for the allocation of net amounts received by the Company to an Account for investment in the shares of one or more specified investment companies selected among those companies available through the Account to act as underlying investment media; (iv) selection of a particular investment company is made by the Contract owner under a particular Contract, who may change such selection from time to time in accordance with the terms of the applicable Contract; and (v) the activities of the Company contemplated by this Agreement comply in all material respects with all provisions of federal and state securities laws applicable to such activities.

  (b) ACIM represents that (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of ACIM, enforceable in accordance with its terms; (ii) the investments of the Funds will at all times be adequately diversified within the meaning of Section 817(h) of the Internal Revenue Service Code of 1986, as amended (the "Code"), and the regulations thereunder, and that at all times while this Agreement is in effect, all beneficial interests in each of the Funds will be owned by one or more insurance companies' segregated asset accounts or by any other party permitted under Section 1.817-5(f)(3) of the Regulations promulgated under the Code; (iii) each Fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Code; (iv) the prospectus of each Fund complies in all material respects with federal and state securities laws; (v) shares of the Issuer are registered and authorized for sale in accordance with all federal and state securities laws; and (vi) it is duly registered and licensed under all applicable federal and state securities laws where the failure to be so registered would have a material adverse effect on its business.

  8.  Additional Covenants and Agreements.

  (a) Each party shall comply with all provisions of federal and state laws applicable to its respective activities under this Agreement. All obligations of each party under this Agreement are subject to compliance with applicable federal and state laws.

  (b) Each party shall promptly notify the other parties in the event that it is, for any reason, unable to perform any of its obligations under this Agreement.

  (c) The Company covenants and agrees that all Orders accepted and transmitted by it hereunder with respect to each Account on any Business Day will be based upon instructions that it received from the Contract owners, in proper form prior to the Close of Trading of the Exchange on that Business Day. The Company shall time stamp all Orders or otherwise maintain records that will enable the Company to demonstrate compliance with Section 8(c) hereof.

  (d) The Company covenants and agrees that all Orders transmitted to the Issuer, whether by telephone, telecopy, or other electronic transmission acceptable to ACIM, shall be sent by or under the authority and direction of a person designated by the Company as being duly authorized to act on behalf of the owner of the Accounts. ACIM shall be entitled to rely on the existence of such authority and to assume that any person transmitting Orders for the purchase, redemption or transfer of Fund shares on behalf of the Company is "an appropriate person" as used in Sections 8-107 and 8-401 of the Uniform Commercial Code with respect to the transmission of instructions regarding Fund shares on behalf of the owner of such Fund shares. The Company shall maintain the confidentiality of all passwords and security procedures issued, installed or otherwise put in place with respect to the use of Remote Computer Terminals and assumes full responsibility for the security therefor. The Company further agrees to be responsible for the accuracy, propriety and consequences of all data transmitted to ACIM by the Company by telephone, telecopy or other electronic transmission acceptable to ACIM.

  (e) The Company agrees that, to the extent it is able to do so, it will use its best efforts to give equal emphasis and promotion to shares of the Funds as is given to other underlying investments of the Accounts, subject to applicable Securities and Exchange Commission rules. In addition, the Company shall not impose any fee, condition, or requirement for the use of the Funds as investment options for the Contracts that operates to the specific prejudice of the Funds vis-a-vis the other investment media made available for the Contracts by the
---------
Company.

  (f) The Company will furnish, or will cause to be furnished, to ACIM each piece of sales literature or other promotional material in which the Issuer or ACIM is named, at least fifteen (15) Business Days prior to its intended use. No such sales literature or promotional material will be used if ACIM objects to its use in writing within ten (10) Business Days after receipt of such material.

  (g) ACIM will furnish, or will cause to be furnished, to the Company, each piece of sales literature or other promotional material in which the Company or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if the Company objects to its use in writing within ten (10) Business Days after receipt of such material.

  (h) The Company, its affiliates and agents shall not, without the written consent of ACIM, make representations concerning the Issuer or the shares of the Funds except those contained in the then-current prospectus and in current printed sales literature approved by ACIM or the Issuer. ACIM, its affiliates and agents, shall not, without the written consent of the Company, make representations concerning the Company, the Account or the Contracts except those contained in the then-current registration statement, prospectus or private offering memorandum and in current printed sales literature or other promotional material produced or approved by the Company or its designee.

  (i) For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. (the "NASD") rules, the 1940 Act or the Securities Act of 1933.

  (j) ACIM will notify the Company as soon as reasonably practicable if a Fund has ceased to be qualified as a regulated investment company under Subchapter M of the Code.

  9. Use of Names. Except as otherwise expressly provided for in this Agreement, neither ACIM nor any of its affiliates or the Funds shall use any trademark, trade name, service mark or logo of the Company, or any variation of any such trademark, trade name, service mark or logo, without the Company's prior written consent, the granting of which shall be at the Company's sole option. Except as otherwise expressly provided for in this Agreement, the Company shall not use any trademark, trade name, service mark or logo of the Issuer, ACIM or any of its affiliates or any variation of any such trademarks, trade names, service marks, or logos, without the prior written consent of either the Issuer or ACIM, as appropriate, the granting of which shall be at the sole option of ACIM and/or the Issuer.

  10.  Proxy Voting.

  (a) The Company shall provide pass-through voting privileges to all Contract owners so long as the SEC continues to interpret the 1940 Act as requiring such privileges. It shall be the responsibility of the Company to assure that it and the separate accounts of the other Participating Companies (as defined in Section 12(a) below) participating in any Fund calculate voting privileges in a consistent manner.

  (b) The Company will distribute to Contract owners all proxy material furnished by ACIM and will vote shares in accordance with instructions received from such Contract owners. The Company shall vote Fund shares for which no voting instructions are received in the same proportion as shares for which such instructions have been received. The Company and its agents shall not oppose or interfere with the solicitation of proxies for Fund shares held for such Contract owners.

  11.  Indemnity.

  (a) ACIM agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, affiliates and each person, if any, who controls the Company within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 11(a)) against any losses, claims, expenses, damages or liabilities (including amounts paid in settlement thereof) or litigation expenses (including legal and other expenses) (collectively, "Losses"), to which the Indemnified Parties may become subject, insofar as such Losses:

       (i) arise out of or are based upon any untrue statement of material fact contained in the registration statement or prospectus of the Issuer (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnification shall not apply as to any Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished to ACIM or the Issuer by or on behalf of the Company for use in the Issuer's registration statement or prospectus (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or the Issuer's shares;

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, or private placement memorandum for the Contracts not supplied by ACIM or the Issuer or their agents) or wrongful conduct of the Issuer or its agents, with respect to the sale or distribution of the Contracts or the Issuer's shares;

       (iii) arise out of any untrue statement of a material fact contained in a registration statement or prospectus covering the Account or the Contracts, or any amendment thereof or supplement thereto or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company for inclusion therein by or on behalf of the Issuer; or

       (iv) result from a breach by ACIM of a material provision of this Agreement.

ACIM will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. ACIM shall not be liable for indemnification hereunder if such Losses are attributable to the willful misfeasance, bad faith or negligence of the Company in performing its obligations under this Agreement or the Company's reckless disregard of its obligations or duties hereunder.

  (b) The Company agrees to indemnify and hold harmless ACIM and the Issuer, and their respective officers, directors, employees, agents, affiliates and each person, if any, who controls Issuer or ACIM within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 11(b)) against any Losses to which the Indemnified Parties may become subject, insofar as such Losses:

       (i) arise out of or are based upon any untrue statement of any material fact contained in the registration statement, prospectus or private offering memorandum for the Contracts or contained in the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Issuer for use in the registration statement, prospectus or private offering memorandum for the Contracts or in the Contracts (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or the Issuer's shares;

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement or prospectus of the Issuer not supplied by the Company or its agents) or wrongful conduct of the Company or its agents, with respect to the sale or distribution of the Contracts or the Issuer's shares;

       (iii) arise out of any untrue statement of material fact contained in a registration statement or prospectus of the Issuer or any amendment thereof or supplement thereto or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished to the Issuer by or on behalf of the Company;

       (iv) result from a breach by the Company of a material provision of this Agreement; or

       (v)   result from the use by any person of the Remote Computer Terminals.

The Company will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses. The Company shall not be liable for indemnification hereunder if such Losses are attributable to the willful misfeasance, bad faith or negligence of ACIM or the Issuer in performing their obligations under this Agreement or their reckless disregard of their obligations or duties hereunder.

  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 11. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

  (d) If the indemnifying party assumes the defense of any such action, the indemnifying party shall not, without the prior written consent of the indemnified parties in such action, settle or compromise the liability of the indemnified parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each indemnified party receives from such claimant an unconditional release from all liability in respect of such claim.

  12.  Potential Conflicts

  (a) The Company has received a copy of an application for exemptive relief, as amended, filed by the Issuer on December 21, 1987, with the SEC and the order issued by the SEC in response thereto (the "Shared Funding Exemptive Order"). The Company has reviewed the conditions to the requested relief set forth in such application for exemptive relief. As set forth in such application, the Board of Directors of the Issuer (the "Board") will monitor the Issuer for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts ("Participating Companies") investing in funds of the Issuer. An irreconcilable material conflict may arise for a variety of reasons, including: (i) an action by any state insurance regulatory authority; (ii) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar actions by insurance, tax or securities regulatory authorities; (iii) an administrative or judicial decision in any relevant proceeding; (iv) the manner in which the investments of any portfolio are being managed; (v) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or
(vi) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

  (b) The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

  (c) If a majority of the Board, or a majority of its disinterested Board members, determines that a material irreconcilable conflict exists with regard to contract owner investments in a Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that the Company is responsible for causing or creating said conflict, the Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include but shall not be limited to:

       (i) withdrawing the assets allocable to the Accounts from the Fund and reinvesting such assets in a different investment medium or submitting the question of whether such segregation should be implemented to a vote of all affected contract owners and as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and/or

       (ii) establishing a new registered management investment company or managed separate account.

  (d) If a material irreconcilable conflict arises as a result of a decision by the Company to disregard its contract owner voting instructions and said decision represents a minority position or would preclude a majority vote by all of its contract owners having an interest in the Issuer, the Company at its sole cost, may be required, at the Board's election, to withdraw an Account's investment in the Issuer and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

  (e) For the purpose of this Section 12, a majority of the disinterested Board members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Issuer be required to establish a new funding medium for any Contract. The Company shall not be required by this Section 12 to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract owners materially adversely affected by the irreconcilable material conflict.

  13.  Termination; Withdrawal of Offering.

  (a) This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

  (b) This Agreement shall terminate in accordance with the following provisions:

       (i) At the option of the Company or ACIM at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

       (ii) At the option of the Company, if the Issuer's shares are not reasonably available to meet the requirements of the Contracts as determined by the Company. Prompt notice of election to terminate shall be furnished by the Company, said termination to be effective ten days after receipt of notice unless the Issuer makes available a sufficient number of shares to reasonably meet the requirements of the Contracts within said ten-day period;

       (iii) At the option of the Company, upon the institution of formal proceedings against the Issuer or ACIM by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the Company's reasonable judgment, materially impair the Issuer's or ACIM's ability to meet and perform their obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the Company with said termination to be effective upon receipt of notice;

       (iv) At the option of ACIM, upon the institution of formal proceedings against the Company by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in ACIM's reasonable judgment, materially impair the Company's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by ACIM with said termination to be effective upon receipt of notice;

       (v) In the event ACIM's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts issued or to be issued by the Company. Termination shall be effective upon receipt of notice by the Company, which ACIM shall provide promptly upon such occurrence;

       (vi) At the option of the Issuer if the Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if ACIM reasonably believes that the Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by the Company;

       (vii) At the option of either party, upon the other party's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of the non-breaching party within ten days after written notice of such breach is delivered to the breaching party;

       (viii) At the option of ACIM, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective upon receipt of notice by ACIM, which the Company shall provide promptly upon such occurrence.

  Notwithstanding any termination of this Agreement, ACIM will cause the Issuer to continue to make available additional shares, as provided below, for so long as the Company desires pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts or the Company, whichever shall have legal authority to do so, shall be permitted to reallocate or redeem investments in the Funds. In addition, for a period of 2 years after the date of termination, ACIM will remain obligated to pay the Company the Administrative Services Fee for assets attributable to the Existing Contracts. This Agreement shall survive termination to the extent necessary for each party to perform its obligations with respect to shares for which the Administrative Services Fee continues to be due subsequent to such termination.

  14. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

  15. Survival. The provisions of Section 9 (use of names) and Section 11 (indemnity) of this Agreement shall survive termination of this Agreement.

  16. Amendment. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all of the parties hereto.

  17. Notices. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopier, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

  To the Company:

                        First Variable Life Insurance Company
                        2122 York Road, Suite 300
                        Oak Brook Terrace, IL 60523
                        Attention:  Vice President & Treasurer

  To the Issuer or ACIM:

                            American Century Investment Management, Inc.
                            4500 Main Street
                            Kansas City, Missouri 64111
                            Attention:  General Counsel
                            (816) 340-4051 (office number)
                            (816) 340-4964 (telecopy number)

Any notice, demand or other communication given in a manner prescribed in this
Section 17 shall be deemed to have been delivered on receipt.

  18. Successors and Assigns. This Agreement may not be assigned without the written consent of all parties to the Agreement at the time of such assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

  19. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

  20. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

  21. Entire Agreement. This Agreement, including the attachments hereto, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes all previous agreements, written or oral, with respect to such matters.

  22. Cooperation. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. This covenant shall survive any termination of the Agreement.

  23. Cumulative Rights. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

FIRST VARIABLE LIFE INSURANCE    AMERICAN CENTURY INVESTMENT
COMPANY                                MANAGEMENT, INC.


By:_______________________________     By:_______________________________
Name:_____________________________            William M. Lyons
Title:____________________________            Executive Vice President
                                   EXHIBIT A

                            ADMINISTRATIVE SERVICES

Pursuant to the Agreement to which this is attached, the Company shall perform all administrative and shareholder services required or requested under the Contracts with respect to the Contract owners, including, but not limited to, the following:

              1. Maintain separate records for each Contract owner, which records shall reflect the shares purchased and redeemed and share balances of such Contract owners. The Company will maintain a single master account with each Fund on behalf of the Contract owners and such account shall be in the name of the Company (or its nominee) as the record owner of shares owned by the Contract owners.

              2. Disburse or credit to the Contract owners all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

              3. Prepare and transmit to the Contract owners, as required by law or the Contracts, periodic statements showing the total number of shares owned by the Contract owners as of the statement closing date, purchases and redemptions of Fund shares by the Contract owners during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by the Contracts.

             4. Transmit purchase and redemption orders to the Funds on behalf of the Contract owners in accordance with the procedures set forth in Section 4 to the Agreement.

             5. Distribute to the Contract owners copies of the Funds' prospectus, proxy materials, periodic fund reports to shareholders and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

             6. Maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services for the Contracts.

                          FUND PARTICIPATION AGREEMENT

  THIS AGREEMENT made as of the ____ day of _____________, _______ by and among BT Insurance Funds Trust ("TRUST"), a Massachusetts business trust, Bankers Trust Company ("ADVISER"), a New York banking corporation, and First Variable Life Insurance Company ("LIFE COMPANY"), a life insurance company organized under the laws of the State of Arkansas.

  WHEREAS, TRUST is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "`40 Act"), as an open-end, diversified management investment company; and

  WHEREAS, TRUST is comprised of several series funds (each a "Portfolio"), with those Portfolios currently available being listed on Appendix A hereto; and

  WHEREAS, TRUST was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies ("Participating Insurance Companies"); and

  WHEREAS, TRUST may also offer its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

  WHEREAS, TRUST has received an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the `40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the TRUST to be sold to and held by Variable Contract Separate Accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans ("Exemptive Order"); and

  WHEREAS, LIFE COMPANY has established or will establish one or more Separate Accounts to offer Variable Contracts and is desirous of having TRUST as one of the underlying funding vehicles for such Variable Contracts; and

  WHEREAS, ADVISER is a "bank" as defined in the Investment Advisers Act of 1940, as amended (the "Advisers Act") and as such is excluded from the definition of "Investment Adviser" and is not required to register as an investment adviser pursuant to the Advisers Act; and

  WHEREAS, ADVISER serves as the TRUST's investment adviser; and

  WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase shares of TRUST to fund the aforementioned Variable Contracts and TRUST is authorized to sell such shares to LIFE COMPANY at such shares' net asset value;

  NOW, THEREFORE, in consideration of their mutual promises, LIFE COMPANY, TRUST, and ADVISER agree as follows:

                       Article I.  SALE OF TRUST SHARES
                                   --------------------

  1.1 TRUST agrees to make available to the Separate Accounts of LIFE COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in TRUST's Registration Statement.

  1.2 TRUST agrees to sell to LIFE COMPANY those shares of the selected Portfolios of TRUST which LIFE COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the order for the shares of TRUST. For purposes of this Section 1.2, LIFE COMPANY shall be the designee of TRUST for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by TRUST; provided that LIFE COMPANY receives the order by 4:00 p.m. New York time and TRUST receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as

TRUST and LIFE COMPANY may agree in writing) of such order by 10:00 a.m. New York time on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which TRUST calculates its net asset value pursuant to the rules of the SEC.

  1.3 TRUST agrees to redeem on LIFE COMPANY's request, any full or fractional shares of TRUST held by LIFE COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the request for redemption, in accordance with the provisions of this Agreement and TRUST's Registration Statement. (In the event of a conflict between the provisions of this Agreement and the Trust's Registration Statement, the provisions of the Registration Statement shall govern.) For purposes of this
Section 1.3, LIFE COMPANY shall be the designee of TRUST for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by TRUST; provided that LIFE COMPANY receives the request for redemption by 4:00 p.m. New York time and TRUST receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as TRUST and LIFE COMPANY may agree in writing) of such request for redemption by 10:00 a.m. New York time on the next Business Day.

  1.4 TRUST shall furnish, on or before each ex-dividend date, notice to LIFE COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of TRUST. LIFE COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. TRUST shall notify LIFE COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

  1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. If TRUST provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, LIFE COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

  1.6 At the end of each Business Day, LIFE COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, LIFE COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of TRUST shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to TRUST by LIFE COMPANY by 10:00 a.m. New York Time on the Business Day next following LIFE COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

  1.7 If LIFE COMPANY's order requests the purchase of TRUST shares, LIFE COMPANY shall pay for such purchase by wiring federal funds to TRUST or its designated custodial account on the day the order is transmitted by LIFE COMPANY. If LIFE COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to LIFE COMPANY, TRUST shall use its best efforts to wire the redemption proceeds to LIFE COMPANY by the next Business Day, unless doing so would require TRUST to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to LIFE COMPANY within the time period permitted by the '40 Act or the rules, orders or regulations thereunder, and TRUST shall notify the person designated in writing by LIFE COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time on the same Business Day that LIFE COMPANY transmits the redemption order to TRUST. If LIFE COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Fund advised by ADVISER, TRUST shall so apply such proceeds on the same Business Day that LIFE COMPANY transmits such order to TRUST.

  1.8 TRUST agrees that all shares of the Portfolios of TRUST will be sold only to Participating Insurance Companies which have agreed to participate in TRUST to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h)(4) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the TRUST's Portfolios will not be sold directly to the general public.

  1.9 TRUST may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of or liquidate any Portfolio of TRUST if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Trustees of the TRUST (the "Board"), acting in good faith and in light of its duties under federal and any applicable state laws, deemed necessary, desirable or appropriate and in the best interests of the shareholders of such Portfolios.

  1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY or the Separate Accounts. Shares ordered from Portfolio will be recorded in appropriate book entry titles for the Separate Accounts.

                  Article II.  REPRESENTATIONS AND WARRANTIES
                               ------------------------------

  2.1 LIFE COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of Arkansas and that it has legally and validly established each Separate Account as a segregated asset account under such laws, and that First Variable Capital Services, Inc. the principal underwriter for the Variable Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "'34 Act").

  2.2 LIFE COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the `40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

  2.3 LIFE COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the "`33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts, and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws (including all applicable blue sky laws) and further that the sale of the Variable Contracts shall comply in all material respects with applicable state insurance law suitability requirements.

  2.4 LIFE COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify TRUST immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

  2.5 TRUST represents and warrants that the Fund shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal laws, and TRUST shall be registered under the `40 Act prior to and at the time of any issuance or sale of such shares. TRUST, subject to Section 1.9 above, shall amend its registration statement under the `33 Act and the `40 Act from time to time as required in order to effect the continuous offering of its shares. TRUST shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by TRUST.

  2.6 TRUST represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

  2.7 TRUST represents and warrants that each Portfolio invested in by the Separate Account will be treated as a "regulated investment company" under Subchapter M of the Code, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

  2.8 ADVISER represents and warrants that it shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

                 Article III.  PROSPECTUS AND PROXY STATEMENTS
                               -------------------------------

  3.1 TRUST shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of TRUST. TRUST shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

  3.2 TRUST or its designee shall provide LIFE COMPANY, free of charge, with as many copies of the current prospectus (or prospectuses), statements of additional information, annual and semi-annual reports and proxy statements for the shares of the Portfolios as LIFE COMPANY may reasonably request for distribution to existing Variable Contract owners whose Variable Contracts are funded by such shares. TRUST or its designee shall provide LIFE COMPANY, at LIFE COMPANY's expense, with as many copies of the current prospectus (or prospectuses) for the shares as LIFE COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by LIFE COMPANY, TRUST or its designee shall provide such documentation (including a "camera ready" copy of the current prospectus (or prospectuses) as set in type or, at the request of LIFE COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus (or prospectuses) for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus (or prospectuses) for the TRUST shares printed together in one document. The expenses of such printing will be apportioned between LIFE COMPANY and TRUST in proportion to the number of pages of the Variable Contract and TRUST prospectus, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; TRUST shall bear the cost of printing the TRUST prospectus portion of such document for distribution only to owners of existing Variable Contracts funded by the TRUST shares and LIFE COMPANY shall bear the expense of printing the portion of such documents relating to the Separate Account; provided, however, LIFE COMPANY shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Variable Contracts not funded by the shares. In the event that LIFE COMPANY requests that TRUST or its designee provide TRUST's prospectus in a "camera ready" or diskette format, TRUST shall be responsible for providing the prospectus (or prospectuses) in the format in which it is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus (or prospectuses) in such format (e.g. typesetting expenses), and LIFE COMPANY shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

  3.3 TRUST will provide LIFE COMPANY with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. LIFE COMPANY will provide TRUST with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

                         Article IV.  SALES MATERIALS
                                      ---------------

  4.1 LIFE COMPANY will furnish, or will cause to be furnished, to TRUST and ADVISER, each piece of sales literature or other promotional material in which TRUST or ADVISER is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if TRUST or ADVISER objects to its use in writing within ten (10) Business Days after receipt of such material.

  4.2 TRUST and ADVISER will furnish, or will cause to be furnished, to LIFE COMPANY, each piece of sales literature or other promotional material in which LIFE COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if LIFE COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

  4.3 TRUST and its affiliates and agents shall not give any information or make any representations on behalf of LIFE COMPANY or concerning LIFE COMPANY, the Separate Accounts, or the Variable Contracts issued by LIFE COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by LIFE COMPANY or its designee, except with the written permission of LIFE COMPANY.

  4.4 LIFE COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of TRUST or concerning TRUST other than the information or representations contained in a registration statement or prospectus for TRUST, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by TRUST or its designee, except with the written permission of TRUST.

  4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. ("NASD") rules, the `40 Act, the '33 Act or rules thereunder.

                        Article V.  POTENTIAL CONFLICTS
                                    -------------------

  5.1 The parties acknowledge that TRUST has received an order from the SEC granting relief from various provisions of the '40 Act and the rules thereunder to the extent necessary to permit TRUST shares to be sold to and held by Variable Contract separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. The Exemptive Order requires TRUST and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5. The TRUST will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on LIFE COMPANY hereby.

  5.2 The Board will monitor TRUST for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts and with participants of Qualified Plans investing in TRUST. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of TRUST are being managed; (e) a difference in voting instructions given by Variable Contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

  5.3 LIFE COMPANY will report any potential or existing conflicts of which it becomes aware to the Board. LIFE COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the LIFE COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of LIFE COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

  5.4 If a majority of the Board or majority of its disinterested Trustees, determines that a material irreconcilable conflict exists affecting LIFE COMPANY, LIFE COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested Trustees), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from TRUST or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of TRUST, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable

Contract owners and as appropriate, segregating the assets of any appropriate group (i.e., variable annuity or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at the election of TRUST, to withdraw the Separate Account's investment in TRUST, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

  For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will TRUST or ADVISER (or any other investment adviser of TRUST) be required to establish a new funding medium for any Variable Contract. Further, LIFE COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

  5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to LIFE COMPANY.

  5.6 No less than annually, LIFE COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

                              Article VI.  VOTING
                                           ------

  6.1 LIFE COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the `40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, LIFE COMPANY, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. LIFE COMPANY will be responsible for assuring that each of its Separate Accounts that participates in TRUST calculates voting privileges in a manner consistent with other Participating Insurance Companies, in accordance with the Prospectus. LIFE COMPANY will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

  6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the `40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then TRUST, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                         Article VII.  INDEMNIFICATION
                                       ---------------

     7.1  Indemnification by LIFE COMPANY.  LIFE COMPANY agrees to indemnify and
          -------------------------------
hold harmless TRUST, ADVISER and each of their Trustees, directors, principals, officers, employees and agents and each person, if any, who controls TRUST or ADVISER within the meaning of Section 15 of the `33 Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY, which consent shall not be unreasonably withheld) or litigation or threatened litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:

             (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to LIFE COMPANY by or on behalf of TRUST for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

             (b) arise out of or result from (i) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of TRUST not supplied by LIFE COMPANY, or persons under its control) or (ii) wrongful conduct of LIFE COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

      (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of TRUST or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to TRUST by or on behalf of LIFE COMPANY; or

      (d) arise as a result of any failure by LIFE COMPANY to provide substantially the services and furnish the materials under the terms of this Agreement; or

      (e) arise out of or result from any material breach of any representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY.

  7.2 LIFE COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

  7.3 LIFE COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such claim shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate at its own expense in the defense of such action. LIFE COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from LIFE COMPANY to such party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

  7.4  Indemnification by TRUST. TRUST agrees to indemnify and hold harmless
       -------------------------
LIFE COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls LIFE COMPANY within the meaning of Section 15 of the `33 Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of TRUST which consent shall not be unreasonably withheld) or litigation or threatened litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:

     (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of TRUST (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to ADVISER or TRUST by or on behalf of LIFE COMPANY for use in the registration statement or prospectus for TRUST or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

     (b) arise out of or result from (i) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by ADVISER or TRUST or persons under its control) or (ii) gross negligence or wrongful conduct or willful misfeasance of TRUST or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

     (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to LIFE COMPANY for inclusion therein by or on behalf of TRUST; or

     (d) arise as a result of (i) a failure by TRUST to provide substantially the services and furnish the materials under the terms of this Agreement; or
  (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or
  (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by TRUST in this Agreement or arise out of or result from any other material breach of this Agreement by TRUST.

  7.5 TRUST shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

  7.6 TRUST shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified TRUST in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify TRUST of any such claim shall not relieve TRUST from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, TRUST shall be entitled to participate at its own expense in the defense thereof. TRUST also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from TRUST to such party of TRUST's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and TRUST will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                       Article VIII.  TERM; TERMINATION
                                      -----------------

  8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

  8.2 This Agreement shall terminate in accordance with the following provisions:

     (a) At the option of LIFE COMPANY or TRUST at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

     (b) At the option of LIFE COMPANY, if TRUST shares are not reasonably available to meet the requirements of the Variable Contracts as determined by LIFE COMPANY. Prompt notice of election to terminate shall be furnished by LIFE COMPANY, said termination to be effective ten days after receipt of notice unless TRUST makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

     (c) At the option of LIFE COMPANY, upon the institution of formal proceedings against TRUST by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in LIFE COMPANY's reasonable judgment, materially impair TRUST's ability to meet and perform TRUST's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by LIFE COMPANY with said termination to be effective upon receipt of notice;

     (d) At the option of TRUST, upon the institution of formal proceedings against LIFE COMPANY and/or its broker-dealer affiliates by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in TRUST's reasonable judgment, materially impair LIFE COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by TRUST with said termination to be effective upon receipt of notice;

     (e) In the event TRUST's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by LIFE COMPANY. Termination shall be effective upon such occurrence without notice;

     (f) At the option of TRUST if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if TRUST reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by LIFE COMPANY;

     (g) At the option of LIFE COMPANY, upon TRUST's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of LIFE COMPANY within ten days after written notice of such breach is delivered to TRUST;

     (h) At the option of TRUST, upon LIFE COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of TRUST within ten days after written notice of such breach is delivered to LIFE COMPANY;

     (i) At the option of TRUST, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

  In the event this Agreement is assigned without the prior written consent of LIFE COMPANY, TRUST, and ADVISER, termination shall be effective immediately upon such occurrence without notice.

  8.3 Notwithstanding any termination of this Agreement, subject to this provision, TRUST will, at the option of LIFE COMPANY continue to make available additional TRUST shares, pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts or LIFE COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in TRUST (as in effect on such date), redeem investments in TRUST and/or invest in TRUST upon the making of additional purchase payments under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 8.2 hereof, LIFE COMPANY shall notify TRUST and ADVISER, as promptly as is practicable under the circumstances whether LIFE COMPANY elects to have TRUST shares continued to be made available after such termination. If TRUST shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either TRUST or LIFE COMPANY may terminate the Agreement as so continued pursuant to this Section 8.3, upon ninety (90) days' prior written notice to the other party. The parties agree that this Section 8.3 will not apply (a) to any terminations under Article V or (b) terminations required as a result of the TRUST no longer being authorized under applicable law to make shares available. In addition, notwithstanding this Section 8.3, the parties recognize the absolute right of the TRUST to close a Portfolio on 180 days advance written notice to LIFE COMPANY.

  8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, or as permitted by an order of the SEC pursuant to section 26(b) of the '40 Act, LIFE COMPANY shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to LIFE COMPANY's assets held in the Separate Accounts), and LIFE COMPANY shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts until thirty (30) days after the LIFE COMPANY shall have notified TRUST of its intention to do so.

  8.5 The representations and warranties contained in Article II of this Agreement shall survive the termination of this Agreement.

                             Article IX.  NOTICES
                                          -------

  Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

        If to TRUST:

        BT Insurance Funds Trust
        c/o First Data Investor Services Group, Inc.
        One Exchange Place
        53 State Street, Mail Stop BOS 865
        Boston, MA  02109
        Attn:  Elizabeth Russell, Legal Dep't

        and

        c/o BT Alex. Brown
        One South Street, Mail Stop 1-18-6
        Baltimore, MD  21202
        Attn:  Mutual Fund Services

        If to ADVISER:

        Bankers Trust Company
        130 Liberty Street

        New York, NY 10006
        Attn.:  Vinay Mendiratta, Mail Stop 2355


        If to LIFE COMPANY:

                   First Variable Life Insurance Company
                   2122 York Road
                   Suite 300
                   Oak Brook, IL 60523-1930
                   Attn:  Arnold Bergman, Legal Dep't

  Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

                           Article X.  MISCELLANEOUS
                                       -------------

  10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

  10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

  10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

  10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

  10.5 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Trustees or officers of TRUST or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with TRUST or a Portfolio must look solely to the property of TRUST or that Portfolio, respectively, for enforcement of any claims against TRUST or that Portfolio. It is also understood that each of the Portfolios shall be deemed to be entering into a separate Agreement with LIFE COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with LIFE COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

  10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

  10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

  10.8 If the Agreement terminates, the parties agree that Article 7 and Sections 10.5, 10.6 and 10.7 shall remain in effect after termination.

  10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by TRUST, ADVISER and the LIFE COMPANY.

     10.10 No failure or delay by a party in exercising any right or remedy under this Agreement will operate as a waiver thereof and no single or partial exercise of rights shall preclude a further or subsequent exercise. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

  10.11 This Agreement shall not be assigned without the written consent of the parties, provided, however, that this Agreement may be assigned without prior
         --------
consent by any party to any company that acquires all or substantially all of that party's assets or equity, or any company or entity into which the party is merged or otherwise reorganized.

  10.12 Each party represents and warrants that it has taken, or will take, commercially reasonable measures, to the extent necessary, to adjust its computer systems so that its operations and the services provided under this Agreement will not be materially affected upon January 1, 2000.

  IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

                                    BT INSURANCE FUNDS TRUST


                                    By:_______________________________________
                                       Name:
                                       Title:



                                    BANKERS TRUST COMPANY


                                    By:_______________________________________
                                       Name:
                                       Title:


                                    FIRST VARIABLE LIFE INSURANCE COMPANY


                                    By:_______________________________________
                                                       John M. Soukup
                                                       President

                                  Appendix A

To Participation Agreement by and among FIRST VARIABLE LIFE INSURANCE COMPANY, BANKERS TRUST COMPANY and BT INSURANCE FUNDS TRUST



List of portfolios:

Equity 500 Index
Small Cap Index


                                  Appendix B

To Participation Agreement by and among FIRST VARIABLE LIFE INSURANCE COMPANY, BANKERS TRUST COMPANY and BT INSURANCE FUNDS TRUST

List of variable separate accounts:

Separate Account VL
First Variable Annuity Fund E

                         FUND PARTICIPATION AGREEMENT


     THIS AGREEMENT made as of the 12th day of April, 1999, by and among Lord Abbett Series Fund, Inc. ("FUND"), a Maryland Corporation, Lord, Abbett & Co. ("ADVISER"), a New York Partnership, Lord Abbett Distributor LLC, a New York limited liability company (the "Distributor") and First Variable Life Insurance Company (the "COMPANY"), a life insurance company organized under the laws of the State of Arkansas.

     WHEREAS, FUND is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "`40 Act"), as an open-end, diversified management investment company; and

     WHEREAS, FUND is organized as a series fund comprised of several Portfolios ("Portfolios"), those currently available are listed on Appendix A hereto; and

     WHEREAS, FUND was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies ("Participating Insurance Companies") and also offers its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

     WHEREAS, FUND intends to apply for an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the `40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans ("Exemptive Order"); and

     WHEREAS, the COMPANY has established or will establish one or more separate accounts ("Separate Accounts") to offer Variable Contracts and is desirous of having FUND as one of the underlying funding vehicles for such Variable Contracts; and

     WHEREAS, ADVISER is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and acts as the FUND's investment adviser and the Distributor, a wholly-owned subsidiary of ADVISER, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "`34 Act") and acts as Fund's principal underwriter; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the COMPANY intends to purchase shares of FUND to fund the aforementioned Variable Contracts and FUND is authorized to sell such shares to the COMPANY at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the COMPANY, FUND, DISTRIBUTOR and ADVISER agree as follows:

                        Article I.  SALE OF FUND SHARES
                                    -------------------

     1.1 FUND agrees to make available to the Separate Accounts of the COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in FUND's registration statement (hereinafter the "Registration Statement").

     1.2 FUND agrees to sell to the COMPANY those shares of the selected Portfolios of FUND which the COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by FUND or its designee of the order for the shares of FUND. For purposes of this Section 1.2, the COMPANY shall be the designee of FUND for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the order by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such order by 9:00 a.m. Central time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which FUND calculates its net asset value pursuant to the rules of the SEC.

     1.3 FUND agrees to redeem on the COMPANY's request, any full or fractional shares of FUND held by the COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by FUND or its designee of the request for redemption, in accordance with the provisions of this agreement and FUND's Registration Statement. For purposes of this Section 1.3, the COMPANY shall be the designee of FUND for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the request for redemption by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such request for redemption by 9:00 a.m. Central time on the next following Business Day.

     1.4 FUND shall furnish, on or before the ex-dividend date, notice to the COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolios of FUND. The COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. FUND shall notify the COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

     1.5 1.5 FUND shall make the net asset value per share for the selected Portfolio(s) available to the COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. In the event that FUND is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the COMPANY to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which FUND takes to make the net asset value available to the COMPANY. If FUND provides COMPANY with materially incorrect share net asset value information, COMPANY shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to COMPANY.

     1.6 At the end of each Business Day, the COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, the COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of FUND shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to FUND by the COMPANY by 9:00 a.m. Central time on the Business Day next following the COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

     1.7 If the COMPANY's order requests the purchase of FUND shares, the COMPANY shall pay for such purchase by wiring federal funds to FUND or its designated custodial account on the day the order is transmitted by the COMPANY. If the COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to the COMPANY, FUND shall use its best efforts to wire the redemption proceeds to the COMPANY by the next Business Day, unless doing so would require FUND to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to the COMPANY within three Business Days or within the period permitted by the '40 Act or the rules, orders or regulations thereunder and FUND shall notify the person designated in writing by the COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York time the same Business Day that the

COMPANY transmits the redemption order to FUND. If the COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Portfolio advised by ADVISER, FUND shall so apply such proceeds the same Business Day that the COMPANY transmits such order to FUND.

     1.8 FUND agrees that all shares of the Portfolios of FUND will be sold only to Participating Insurance Companies which have agreed to participate in FUND to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the Portfolios of FUND will not be sold directly to the general public.

     1.9 FUND may refuse to sell shares of any Portfolios to any person, or suspend or terminate the offering of the shares of any Portfolios if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors of the FUND (the "Board"), deemed necessary, desirable or appropriate.

     1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to the COMPANY or the Separate Accounts. Shares ordered from Portfolios will be recorded in appropriate book entry titles for the Separate Accounts.

                  Article II.  REPRESENTATIONS AND WARRANTIES
                               ------------------------------

     2.1 The COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of Arkansas and that it has legally and validly established each Separate Account as a segregated asset account under such laws.

     2.2 The COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the `40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

     2.3 The COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933, as amended (the "`33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.

     2.4 The COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify FUND immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5 FUND represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the `33 Act and sold in accordance with all applicable federal and state laws, and FUND shall be registered under the `40 Act prior to and at the time of any issuance or sale of such shares. FUND, subject to Section 1.9 above, shall amend its registration statement under the `33 Act and the `40 Act from time to time as required in order to effect the continuous offering of its shares. FUND shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by FUND.

     2.6 FUND represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

     2.7 FUND represents and warrants that each Portfolio invested in by the Separate Account intends to elect to be treated as a "regulated investment company" under Subchapter M of the Code, and to qualify for such treatment for each taxable year and will notify the COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

     2.8 DISTRIBUTOR represents and warrants that it is and will be a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and is and will be registered as a broker-dealer with the SEC. ADVISER further represents that Distributor will sell and distribute Portfolio shares in accordance with all applicable state and federal laws and regulations, including without limitation the '33 Act, the '34 Act and the '40 Act.

     2.9 ADVISER represents and warrants that it is and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

     2.10 DISTRIBUTOR is and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.


            Article III.  PROSPECTUS, REPORTS AND PROXY STATEMENTS
                          ----------------------------------------

     3.1 FUND shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of FUND. Except for the costs and fees the Distributor is obligated to pay pursuant to its distribution agreement with the FUND, the FUND shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

     3.2 At least annually, FUND or its designee shall provide the COMPANY, free of charge, with as many copies of the current prospectus for the shares of the Portfolios as the COMPANY may reasonably request for distribution to
existing Variable Contract owners.   FUND or its designee shall provide the
COMPANY, at the COMPANY's expense, with as many more copies of the current prospectus for the shares as the COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by the COMPANY in lieu thereof, FUND or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus for FUND shares and any other fund shares offered as investments for the
Variable Contracts printed together in one document.     FUND or its designee
shall also provide the COMPANY, free of charge, with as many copies of FUND's current Statement of Additional Information for distribution to all existing Variable Contract owners who request receipt of Statement of Additional Information.

     3.3 FUND or its designee shall provide the COMPANY, free of charge, with as many copies of any proxy statements and other materials related to all proxy solicitations initiated by or on behalf of FUND as the COMPANY may reasonably request for distribution, at FUND's expense, to existing VARIABLE contract owners.

     3.4 FUND or its designee shall provide the Company, free of charge, with as many copies of any annual and semi-annual reports of the FUND as the COMPANY may reasonably request for distribution to existing Variable Contract owners.
                                                                            -

     3.5 FUND will provide the COMPANY with a reasonable number of copies of all prospectuses, statements of additional information, annual and semi-annual
reports, proxy statements,   exemptive applications and all amendments or
supplements to any of the above that relate to the Portfolios within a reasonable time after the filing of each such document with the SEC or other regulatory authority. The COMPANY will provide FUND with a reasonable number of copies of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account within a reasonable time after the filing of each such document with the SEC or other regulatory authority.

                         Article IV.  SALES MATERIALS
                                      ---------------

     4.1 The COMPANY will furnish, or will cause to be furnished, to FUND and ADVISER, each piece of sales literature or other promotional material in which FUND or ADVISER or DISTRIBUTOR is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if FUND, ADVISER or DISTRIBUTOR objects to its use in writing within ten (10) Business Days after receipt of such material.

     4.2 FUND and DISTRIBUTOR will furnish, or will cause to be furnished, to the COMPANY, each piece of sales literature or other promotional material in which the COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if the COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

     4.3 FUND and its affiliates and agents shall not give any information or make any representations on behalf of the COMPANY or concerning the COMPANY, the Separate Accounts, or the Variable Contracts issued by the COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by the COMPANY or its designee, except with the written permission of the COMPANY.

     4.4 The COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of FUND, ADVISER or DISTRIBUTOR or concerning FUND, ADVISER or DISTRIBUTOR other than the information or representations contained in a registration statement or prospectus for FUND, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by FUND, ADVISER or DISTRIBUTOR or its designee, except with the written permission of FUND, ADVISER or DISTRIBUTOR, as the case may be.

     4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under NASD, the `40 Act or the '33 Act.

                        Article V.  POTENTIAL CONFLICTS
                                    -------------------

     5.1 The parties acknowledge that FUND intends to file an application with the SEC to request an order granting relief from various provisions of the '40 Act and the rules thereunder to the extent necessary to permit FUND shares to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. It is anticipated that the Exemptive Order, when and if issued, shall require FUND and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5.
If the Exemptive Order imposes conditions materially different from those provided for in this Section 5, the conditions and undertakings imposed by the Exemptive Order shall govern this Agreement and the parties hereto agree to amend this Agreement consistent with the Exemptive Order.

     5.2 The Board will monitor FUND for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts investing in FUND. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of FUND are being managed;
(e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

     5.3 The COMPANY will report any potential or existing conflicts to the Board. The COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of the COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

     5.4 If a majority of the Board or majority of its disinterested members, determines that a material irreconcilable conflict exists, affecting the COMPANY, the COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested members), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from FUND or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of FUND, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e. variable annuity or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of the COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, the COMPANY may be required, at the election of FUND to withdraw the Separate Account's investment in FUND, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

     For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict but in no event will FUND or ADVISER (or any other investment adviser of FUND) be required to establish a new funding medium for any Variable Contract. Further, the COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

     5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to the COMPANY.

     5.6 No less than annually, the COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

     5.7 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the .40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then FUND, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                              Article VI.  VOTING
                                           ------

     6.1 The COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the `40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, the COMPANY, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. The COMPANY will be responsible for assuring that each of its Separate Accounts that participates in FUND calculates voting privileges in a manner consistent with applicable laws, rules and orders of the SEC. The COMPANY will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

                         Article VII - INDEMNIFICATION
                                       ---------------

     7.1 Indemnification by the COMPANY. The COMPANY agrees to indemnify and hold harmless FUND, ADVISER and DISTRIBUTOR and each of their respective trustees, directors, members, principals, officers, partners, employees and agents and each person, if any, who controls FUND, ADVISER or DISTRIBUTOR within the meaning of Section 15 of the '33 Act (each, a "FUND Indemnified Party," and collectively, the "FUND Indemnified Parties" for purposes of this Article VII) against any and all losses, costs, claims, damages, liabilities (including amounts paid in settlement with the written consent of the COMPANY, which consent shall not be unreasonably withheld) and expenses (including legal and other expenses) (collectively, "Indemnification Costs"), to which the FUND Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Indemnification Costs are related to the sale, distribution or acquisition of FUND shares or the Variable Contracts and:

     (a) arise out of or based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or statement of additional information, if any, for the Variable Contracts (or any amendment or supplement to any of the foregoing), or in any sales literature of or pertaining to COMPANY relating to the Variable Contracts, insofar as such sales literature relates to the sale of the FUND shares under the Variable Contracts and is prepared by Company, persons controlling COMPANY or persons under COMPANY's control (each a "COMPANY Document," and collectively, the "COMPANY Documents"), or arise out of or are based upon the omission or the alleged omission to state in such COMPANY Documents a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any FUND Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY by or on behalf of a FUND Indemnified Party for use in such COMPANY Documents, or otherwise for use in connection with the sale or distribution of the Variable Contracts or FUND shares; or

     (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus or statement of additional information of FUND (or any amendment or supplement thereto), or sales literature of or pertaining to the FUND, insofar as such sales literature relates to the sale of FUND shares under the Variable Contracts and is prepared by the FUND, persons controlling FUND, or persons under FUND's control (each a "FUND Document," and collectively, the FUND Documents"), or the omission or alleged omission to state in any FUND Document a material fact required to be stated therein or necessary to make the statements therein not misleading , only if and to the extent that any such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of the COMPANY; or

     (c) arise out of or as a result of statements or representations (other than statements or representations contained in FUND Documents not supplied by the Company, persons controlling the COMPANY, or persons under Company's control) or wrongful conduct of the COMPANY, persons controlling the COMPANY, or person's under COMPANY's control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

     (d) arise as a result of any failure by the COMPANY to provide the services and furnish the materials under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by the COMPANY.

     7.2 The COMPANY shall not be liable under this indemnification provision with respect to any Indemnification Costs incurred or assessed against a FUND Indemnified Party as such may arise from such FUND Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such FUND Indemnified Party's duties or by reason of such Fund Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     7.3 The COMPANY shall not be liable under this indemnification provision with respect to any claim made against a FUND Indemnified Party unless such FUND Indemnified Party shall have notified the COMPANY in writing within a reasonable time after a summons or other first legal process giving information of the nature of the claim shall have been served upon such FUND Indemnified Party (or after such Fund Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the COMPANY of any such claim shall not relieve the COMPANY from any liability which it may have to the FUND Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a FUND Indemnified Party, the Company shall be entitled to participate at its own expense in the defense of such action. The COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the COMPANY to such party of the COMPANY's election to assume the defense thereof, the FUND Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     7.4 Indemnification by FUND. FUND agrees to indemnify and hold harmless the COMPANY, the principal underwriter ("Underwriter") in respect of the Variable Contracts issued by the COMPANY, and each of their respective directors, officers, employees, and agents and each person, if any, who controls the COMPANY or Underwriter within the meaning of Section 15 of the `33 Act (each , a

"COMPANY Indemnified Party", and collectively, the COMPANY Indemnified Parties" for the purposes of this Article VII) against any and all Indemnification Costs to which the COMPANY Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such Indemnification Costs are related to the sale, distribution or acquisition of FUND shares or the Variable Contracts and:

     (a) arise out of are based on any untrue statement or alleged untrue statement of any material fact contained in a Fund Document, or arise out of or are based upon the omission or the alleged omission to state in any FUND Document a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any COMPANY Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of a COMPANY Indemnified Party for use in such FUND Documents or otherwise for use in connection with the sale or distribution of the Variable Contracts or FUND shares; or

     (b) arise out of any untrue statements or alleged untrue statement of a material fact contained in any COMPANY Document, or the omission or alleged omission to state in any COMPANY Document a material fact required to be stated therein or necessary to make the statements therein not misleading , if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY for inclusion therein by or on behalf of FUND; or

     (c) arise out of or as a result of statements or representations (other than statements or representations contained in any COMPANY Document not supplied by FUND, persons controlling FUND, or persons under FUND's control) or wrongful conduct of FUND, persons controlling FUND, or persons under FUND's control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

     (d) arise as a result of (i) a failure by FUND to provide the services and furnish the materials under the terms of this Agreement, including, without limitation, any failure by the FUND, persons controlling FUND, or persons under FUND's control, as applicable, to inform the COMPANY of the correct net asset values per share of the selected Portfolio(s) on a timely basis sufficient to ensure the timely execution of all purchase and redemption orders at the correct net asset value per share; or (ii) a failure by a Portfolio invested in by the Separate Account to comply with the diversification requirements of Section 817
          (h) of the Code; or (iii) a failure by a Portfolio invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by FUND in this Agreement or arise out of or result from any other material breach of this Agreement by FUND.

     7.6 FUND shall not be liable under this indemnification provision with respect to any Indemnification Costs incurred or assessed against a COMPANY Indemnified Party as such may arise from such COMPANY Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such COMPANY Indemnified Party's duties or by reason of such COMPANY Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     7.7 FUND shall not be liable under this indemnification provision with respect to any claim made against a COMPANY Indemnified Party unless such COMPANY Indemnified Party shall have notified FUND, in writing within a reasonable time after a summons or other first legal process giving information of the nature of the claim shall have been served upon such COMPANY Indemnified Party (or after such COMPANY Indemnified Party shall have received notice of such service on any designated agent), but failure to notify FUND of any such claim shall not relieve FUND from any liability which it may have to the COMPANY Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a COMPANY Indemnified Party, FUND shall be entitled to participate at its own respective expense in the defense thereof. FUND also shall be entitled to assume the defense of such action, with counsel satisfactory to the party named in the action. After notice from the FUND to any such party of FUND's election to assume the defense thereof, the COMPANY Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and FUND will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                       Article VIII.  TERM; TERMINATION
                                      -----------------

     8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

     8.2 This Agreement shall terminate in accordance with the following provisions:

      (a) At the option of the COMPANY or FUND at any time from the date hereof upon one year's notice, unless a shorter time is agreed to by the parties;

      (b) At the option of the COMPANY, if FUND shares are not reasonably available to meet the requirements of the Variable Contracts as determined by the COMPANY. Prompt notice of election to terminate shall be furnished by the COMPANY, said termination to be effective ten days after receipt of notice unless FUND makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

      (c) At the option of the COMPANY, upon the institution of formal proceedings against FUND by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the COMPANY's reasonable judgment, materially impair FUND's ability to meet and perform FUND's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the COMPANY with said termination to be effective upon receipt of notice;

      (d) At the option of FUND, upon the institution of formal proceedings against the COMPANY by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in FUND's reasonable judgment, materially impair the COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by FUND with said termination to be effective upon receipt of notice;

      (e) In the event FUND's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by the COMPANY. Termination shall be effective upon such occurrence without notice;

      (f) At the option of FUND if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if FUND reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by the COMPANY;

      (g) At the option of the COMPANY, upon FUND's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of the COMPANY within ten days after written notice of such breach is delivered to FUND;

      (h) At the option of FUND, upon the COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of FUND within ten days after written notice of such breach is delivered to the COMPANY;

      (i) At the option of FUND, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

      (j) In the event this Agreement is assigned without the prior written consent of the COMPANY, FUND, and ADVISER, termination shall be effective immediately upon such occurrence without notice.

     8.3 Notwithstanding any termination of this Agreement, FUND at the option of the COMPANY will continue to make available additional FUND shares, as provided below, pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts or the COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in FUND, redeem investments in FUND and/or invest in FUND upon the payment of additional premiums under the Existing Contracts.


                             Article IX.  NOTICES
                                          -------

     Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

           If to FUND, or ADVISER.

               Lord, Abbett & Co.
               The GM Building - 767 Fifth Avenue
               New York, New York 10153-0203
               Attn: Legal Department

           If to the COMPANY:

               First Variable Life Insurance Company
               2122 York Road, Suite 300
               Oak Brook, IL  60523-1930
               Attn:  Legal Department

     Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.



                           Article X.  MISCELLANEOUS
                                       -------------

     10.1 The COMPANY shall be reimbursed for service expenses as provided for in the Service Agreement attached hereto as Appendix C under the terms and conditions set forth in such Service Agreement; provided, however, that in the
                                                -----------------
event that COMPANY shall elect to continue to make available Fund shares in accordance with section 8.1 of this Agreement, the COMPANY shall continue to be reimbursed for the service expenses described in such Service Agreement provided that such services continue to be provided by the COMPANY to the FUND in accordance with the terms of such Service Agreement and provided further that the Distributor continues to receive such service expenses from the FUND in accordance with the Service Agreement.

     10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     10.5 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York,
without regard to its conflict of law provisions.   It shall also be subject to
the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

     10.6 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Board or officers of FUND or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with FUND or a Portfolio must look solely to the property of FUND or that Portfolio, respectively, for enforcement of any claims against FUND or that Portfolio. It is also understood that each of the Portfolios listed in Exhibit B shall be deemed to be entering into a separate Agreement with the COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with the COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

     10.7 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry or due diligence review relating to this Agreement or the transactions contemplated hereby with due regard for the fact that ADVISER is a private partnership.

     10.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by FUND, ADVISER and the COMPANY.

--------------------------------------------------------------------------------

           10.10 If this Agreement terminates, the parties agree that Article 7 and Sections 8.3, 10.1, 10.6, 10.7 and 10.8 shall remain in effect after termination.

           10.11 This Agreement shall not be assigned by any party without the prior written consent of the other parties hereto.

           10.12 ADVISER and FUND shall maintain and execute a Year 2000 compliance plan reasonably designed to ensure that the computer systems which the FUND will use in performing its everyday operations will perform all data related functions in respect of dates prior to the year 1999 accurately, and will perform all such functions in respect to dates during and after the year 1999 with the same accuracy

--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.



                                    Lord Abbett Series Fund, Inc.


                                    By:_____________________________
                                    Name:
                                    Title:


                                    Lord, Abbett & Co.


                                    By:_____________________________
                                    Name:
                                    Title:



                                    FIRST VARIABLE LIFE INSURANCE COMPANY


                                    By:______________________________
                                    Name:
                                    Title:

                                   Appendix A

FUND and its Portfolios
------------------------

Lord Abbett Series Fund, Inc.       Growth and Income Portfolio

                                  Appendix B



Separate Accounts                       Selected Portfolios
-----------------                       -------------------

First Variable Annuity Fund E           Growth and Income Portfolio

Separate Account VL                     Growth and Income Portfolio

                         FUND PARTICIPATION AGREEMENT


     THIS AGREEMENT made as of the 12th day of April, 1999, by and among Lord Abbett Series Fund, Inc. ("FUND"), a Maryland Corporation, Lord, Abbett & Co. ("ADVISER"), a New York Partnership, Lord Abbett Distributor LLC, a New York limited liability company (the "Distributor") and First Variable Life Insurance Company (the "COMPANY"), a life insurance company organized under the laws of the State of Arkansas.

     WHEREAS, FUND is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "`40 Act"), as an open-end, diversified management investment company; and

     WHEREAS, FUND is organized as a series fund comprised of several Portfolios ("Portfolios"), those currently available are listed on Appendix A hereto; and

     WHEREAS, FUND was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies ("Participating Insurance Companies") and also offers its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

     WHEREAS, FUND intends to apply for an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the `40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans ("Exemptive Order"); and

     WHEREAS, the COMPANY has established or will establish one or more separate accounts ("Separate Accounts") to offer Variable Contracts and is desirous of having FUND as one of the underlying funding vehicles for such Variable Contracts; and

     WHEREAS, ADVISER is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and acts as the FUND's investment adviser and the Distributor, a wholly-owned subsidiary of ADVISER, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "`34 Act") and acts as Fund's principal underwriter; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the COMPANY intends to purchase shares of FUND to fund the aforementioned Variable Contracts and FUND is authorized to sell such shares to the COMPANY at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the COMPANY, FUND, DISTRIBUTOR and ADVISER agree as follows:

                        Article I.  SALE OF FUND SHARES
                                    -------------------

     1.1 FUND agrees to make available to the Separate Accounts of the COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in FUND's registration statement (hereinafter the "Registration Statement").

     1.2 FUND agrees to sell to the COMPANY those shares of the selected Portfolios of FUND which the COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by FUND or its designee of the order for the shares of FUND. For purposes of this Section 1.2, the COMPANY shall be the designee of FUND for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the order by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such order by 9:00 a.m. Central time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which FUND calculates its net asset value pursuant to the rules of the SEC.

     1.3 FUND agrees to redeem on the COMPANY's request, any full or fractional shares of FUND held by the COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by FUND or its designee of the request for redemption, in accordance with the provisions of this agreement and FUND's Registration Statement. For purposes of this Section 1.3, the COMPANY shall be the designee of FUND for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by FUND; provided that the COMPANY receives the request for redemption by 4:00 p.m. New York time and FUND receives notice from the COMPANY by telephone or facsimile (or by such other means as FUND and the COMPANY may agree in writing) of such request for redemption by 9:00 a.m. Central time on the next following Business Day.

     1.4 FUND shall furnish, on or before the ex-dividend date, notice to the COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolios of FUND. The COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. FUND shall notify the COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

     1.6 1.5 FUND shall make the net asset value per share for the selected Portfolio(s) available to the COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. In the event that FUND is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the COMPANY to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which FUND takes to make the net asset value available to the COMPANY. If FUND provides COMPANY with materially incorrect share net asset value information, COMPANY shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to COMPANY.

     1.6 At the end of each Business Day, the COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, the COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of FUND shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to FUND by the COMPANY by 9:00 a.m. Central time on the Business Day next following the COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

     1.7 If the COMPANY's order requests the purchase of FUND shares, the COMPANY shall pay for such purchase by wiring federal funds to FUND or its designated custodial account on the day the order is transmitted by the COMPANY. If the COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to the COMPANY, FUND shall use its best efforts to wire the redemption proceeds to the COMPANY by the next Business Day, unless doing so would require FUND to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to the COMPANY within three Business Days or within the period permitted by the '40 Act or the rules, orders or regulations thereunder and FUND shall notify the person designated in writing by the COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York time the same Business Day that the

COMPANY transmits the redemption order to FUND. If the COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Portfolio advised by ADVISER, FUND shall so apply such proceeds the same Business Day that the COMPANY transmits such order to FUND.

     1.8 FUND agrees that all shares of the Portfolios of FUND will be sold only to Participating Insurance Companies which have agreed to participate in FUND to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the Portfolios of FUND will not be sold directly to the general public.

     1.9 FUND may refuse to sell shares of any Portfolios to any person, or suspend or terminate the offering of the shares of any Portfolios if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors of the FUND (the "Board"), deemed necessary, desirable or appropriate.

     1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to the COMPANY or the Separate Accounts. Shares ordered from Portfolios will be recorded in appropriate book entry titles for the Separate Accounts.

                  Article II.  REPRESENTATIONS AND WARRANTIES
                               ------------------------------

     2.1 The COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of Arkansas and that it has legally and validly established each Separate Account as a segregated asset account under such laws.

     2.2 The COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the `40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

     2.3 The COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933, as amended (the "`33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.

     2.4 The COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify FUND immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5 FUND represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the `33 Act and sold in accordance with all applicable federal and state laws, and FUND shall be registered under the `40 Act prior to and at the time of any issuance or sale of such shares. FUND, subject to Section 1.9 above, shall amend its registration statement under the `33 Act and the `40 Act from time to time as required in order to effect the continuous offering of its shares. FUND shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by FUND.

     2.6 FUND represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

     2.7 FUND represents and warrants that each Portfolio invested in by the Separate Account intends to elect to be treated as a "regulated investment company" under Subchapter M of the Code, and to qualify for such treatment for each taxable year and will notify the COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

     2.8 DISTRIBUTOR represents and warrants that it is and will be a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and is and will be registered as a broker-dealer with the SEC. ADVISER further represents that Distributor will sell and distribute Portfolio shares in accordance with all applicable state and federal laws and regulations, including without limitation the '33 Act, the '34 Act and the '40 Act.

     2.9 ADVISER represents and warrants that it is and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

     2.10 DISTRIBUTOR is and will remain duly registered and licensed in all material respects under all applicable federal and state securities laws and shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.


            Article III.  PROSPECTUS, REPORTS AND PROXY STATEMENTS
                          ----------------------------------------

     3.1 FUND shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of FUND. Except for the costs and fees the Distributor is obligated to pay pursuant to its distribution agreement with the FUND, the FUND shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

     3.2 At least annually, FUND or its designee shall provide the COMPANY, free of charge, with as many copies of the current prospectus for the shares of the Portfolios as the COMPANY may reasonably request for distribution to existing Variable Contract owners. FUND or its designee shall provide the COMPANY, at the COMPANY's expense, with as many more copies of the current prospectus for the shares as the COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by the COMPANY in lieu thereof, FUND or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus for FUND shares and any other fund shares offered as investments for the Variable Contracts printed together in one document. FUND or its designee shall also provide the COMPANY, free of charge, with as many copies of FUND's current Statement of Additional Information for distribution to all existing Variable Contract owners who request receipt of Statement of Additional Information.

     3.3 FUND or its designee shall provide the COMPANY, free of charge, with as many copies of any proxy statements and other materials related to all proxy solicitations initiated by or on behalf of FUND as the COMPANY may reasonably request for distribution, at FUND's expense, to existing VARIABLE contract owners.

     3.4 FUND or its designee shall provide the Company, free of charge, with as many copies of any annual and semi-annual reports of the FUND as the COMPANY may reasonably request for distribution to existing Variable Contract owners.

    3.5 FUND will provide the COMPANY with a reasonable number of copies of all prospectuses, statements of additional information, annual and semi-annual
reports, proxy statements,   exemptive applications and all amendments or
supplements to any of the above that relate to the Portfolios within a reasonable time after the filing of each such document with the SEC or other regulatory authority. The COMPANY will provide FUND with a reasonable number of copies of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account within a reasonable time after the filing of each such document with the SEC or other regulatory authority.

                         Article IV.  SALES MATERIALS
                                      ---------------

     4.1 The COMPANY will furnish, or will cause to be furnished, to FUND and ADVISER, each piece of sales literature or other promotional material in which FUND or ADVISER or DISTRIBUTOR is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if FUND, ADVISER or DISTRIBUTOR objects to its use in writing within ten (10) Business Days after receipt of such material.

     4.2 FUND and DISTRIBUTOR will furnish, or will cause to be furnished, to the COMPANY, each piece of sales literature or other promotional material in which the COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if the COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

     4.3 FUND and its affiliates and agents shall not give any information or make any representations on behalf of the COMPANY or concerning the COMPANY, the Separate Accounts, or the Variable Contracts issued by the COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by the COMPANY or its designee, except with the written permission of the COMPANY.

     4.4 The COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of FUND, ADVISER or DISTRIBUTOR or concerning FUND, ADVISER or DISTRIBUTOR other than the information or representations contained in a registration statement or prospectus for FUND, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by FUND, ADVISER or DISTRIBUTOR or its designee, except with the written permission of FUND, ADVISER or DISTRIBUTOR, as the case may be.

     4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under NASD, the `40 Act or the '33 Act.

                        Article V.  POTENTIAL CONFLICTS
                                    -------------------

     5.1 The parties acknowledge that FUND intends to file an application with the SEC to request an order granting relief from various provisions of the '40 Act and the rules thereunder to the extent necessary to permit FUND shares to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. It is anticipated that the Exemptive Order, when and if issued, shall require FUND and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5.
If the Exemptive Order imposes conditions materially different from those provided for in this Section 5, the conditions and undertakings imposed by the Exemptive Order shall govern this Agreement and the parties hereto agree to amend this Agreement consistent with the Exemptive Order.

     5.2 The Board will monitor FUND for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts investing in FUND. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of FUND are being managed;
(e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

     5.3 The COMPANY will report any potential or existing conflicts to the Board. The COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of the COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

     5.4 If a majority of the Board or majority of its disinterested members, determines that a material irreconcilable conflict exists, affecting the COMPANY, the COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested members), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from FUND or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of FUND, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e. variable annuity or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of the COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, the COMPANY may be required, at the election of FUND to withdraw the Separate Account's investment in FUND, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

     For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict but in no event will FUND or ADVISER (or any other investment adviser of FUND) be required to establish a new funding medium for any Variable Contract. Further, the COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

     5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to the COMPANY.

     5.6 No less than annually, the COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

     5.7 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the .40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then FUND, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                              Article VI.  VOTING
                                           ------

     6.1 The COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the `40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, the COMPANY, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. The COMPANY will be responsible for assuring that each of its Separate Accounts that participates in FUND calculates voting privileges in a manner consistent with applicable laws, rules and orders of the SEC. The COMPANY will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

                         Article VII - INDEMNIFICATION
                                       ---------------

     7.1 Indemnification by the COMPANY. The COMPANY agrees to indemnify and hold harmless FUND, ADVISER and DISTRIBUTOR and each of their respective trustees, directors, members, principals, officers, partners, employees and agents and each person, if any, who controls FUND, ADVISER or DISTRIBUTOR within the meaning of Section 15 of the '33 Act (each, a "FUND Indemnified Party," and collectively, the "FUND Indemnified Parties" for purposes of this Article VII) against any and all losses, costs, claims, damages, liabilities (including amounts paid in settlement with the written consent of the COMPANY, which consent shall not be unreasonably withheld) and expenses (including legal and other expenses) (collectively, "Indemnification Costs"), to which the FUND Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Indemnification Costs are related to the sale, distribution or acquisition of FUND shares or the Variable Contracts and:

     (a) arise out of or based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or statement of additional information, if any, for the Variable Contracts (or any amendment or supplement to any of the foregoing), or in any sales literature of or pertaining to COMPANY relating to the Variable Contracts, insofar as such sales literature relates to the sale of the FUND shares under the Variable Contracts and is prepared by Company, persons controlling COMPANY or persons under COMPANY's control (each a "COMPANY Document," and collectively, the "COMPANY Documents"), or arise out of or are based upon the omission or the alleged omission to state in such COMPANY Documents a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any FUND Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY by or on behalf of a FUND Indemnified Party for use in such COMPANY Documents, or otherwise for use in connection with the sale or distribution of the Variable Contracts or FUND shares; or


     (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus or statement of additional information of FUND (or any amendment or supplement thereto), or sales literature of or pertaining to the FUND, insofar as such sales literature relates to the sale of FUND shares under the Variable Contracts and is prepared by the FUND, persons controlling FUND, or persons under FUND's control (each a "FUND Document," and collectively, the FUND Documents"), or the omission or alleged omission to state in any FUND Document a material fact required to be stated therein or necessary to make the statements therein not misleading , only if and to the extent that any such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of the COMPANY; or


     (c) arise out of or as a result of statements or representations (other than statements or representations contained in FUND Documents not supplied by the Company, persons controlling the COMPANY, or persons under Company's control) or wrongful conduct of the COMPANY, persons controlling the COMPANY, or person's under COMPANY's control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

     (d) arise as a result of any failure by the COMPANY to provide the services and furnish the materials under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by the COMPANY.

     7.2 The COMPANY shall not be liable under this indemnification provision with respect to any Indemnification Costs incurred or assessed against a FUND Indemnified Party as such may arise from such FUND Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such FUND Indemnified Party's duties or by reason of such Fund Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     7.3 The COMPANY shall not be liable under this indemnification provision with respect to any claim made against a FUND Indemnified Party unless such FUND Indemnified Party shall have notified the COMPANY in writing within a reasonable time after a summons or other first legal process giving information of the nature of the claim shall have been served upon such FUND Indemnified Party (or after such Fund Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the COMPANY of any such claim shall not relieve the COMPANY from any liability which it may have to the FUND Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a FUND Indemnified Party, the Company shall be entitled to participate at its own expense in the defense of such action. The COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the COMPANY to such party of the COMPANY's election to assume the defense thereof, the FUND Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     7.4 Indemnification by FUND. FUND agrees to indemnify and hold harmless the COMPANY, the principal underwriter ("Underwriter") in respect of the Variable Contracts issued by the COMPANY, and each of their respective directors, officers, employees, and agents and each person, if any, who controls the COMPANY or Underwriter within the meaning of Section 15 of the `33 Act (each, a

"COMPANY Indemnified Party", and collectively, the COMPANY Indemnified Parties" for the purposes of this Article VII) against any and all Indemnification Costs to which the COMPANY Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such Indemnification Costs are related to the sale, distribution or acquisition of FUND shares or the Variable Contracts and:

     (a) arise out of are based on any untrue statement or alleged untrue statement of any material fact contained in a Fund Document, or arise out of or are based upon the omission or the alleged omission to state in any FUND Document a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any COMPANY Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to FUND by or on behalf of a COMPANY Indemnified Party for use in such FUND Documents or otherwise for use in connection with the sale or distribution of the Variable Contracts or FUND shares; or

     (b) arise out of any untrue statements or alleged untrue statement of a material fact contained in any COMPANY Document, or the omission or alleged omission to state in any COMPANY Document a material fact required to be stated therein or necessary to make the statements therein not misleading , if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the COMPANY for inclusion therein by or on behalf of FUND; or

     (c) arise out of or as a result of statements or representations (other than statements or representations contained in any COMPANY Document not supplied by FUND, persons controlling FUND, or persons under FUND's control) or wrongful conduct of FUND, persons controlling FUND, or persons under FUND's control, with respect to the sale or distribution of the Variable Contracts or FUND shares; or

     (d) arise as a result of (i) a failure by FUND to provide the services and furnish the materials under the terms of this Agreement, including, without limitation, any failure by the FUND, persons controlling FUND, or persons under FUND's control, as applicable, to inform the COMPANY of the correct net asset values per share of the selected Portfolio(s) on a timely basis sufficient to ensure the timely execution of all purchase and redemption orders at the correct net asset value per share; or (ii) a failure by a Portfolio invested in by the Separate Account to comply with the diversification requirements of Section 817 (h) of the Code; or (iii) a failure by a Portfolio invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by FUND in this Agreement or arise out of or result from any other material breach of this Agreement by FUND.

     7.6 FUND shall not be liable under this indemnification provision with respect to any Indemnification Costs incurred or assessed against a COMPANY Indemnified Party as such may arise from such COMPANY Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such COMPANY Indemnified Party's duties or by reason of such COMPANY Indemnified Party's reckless disregard of obligations or duties under this Agreement.

     7.7 FUND shall not be liable under this indemnification provision with respect to any claim made against a COMPANY Indemnified Party unless such COMPANY Indemnified Party shall have notified FUND, in writing within a reasonable time after a summons or other first legal process giving information of the nature of the claim shall have been served upon such COMPANY Indemnified Party (or after such COMPANY Indemnified Party shall have received notice of such service on any designated agent), but failure to notify FUND of any such claim shall not relieve FUND from any liability which it may have to the COMPANY Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against a COMPANY Indemnified Party, FUND shall be entitled to participate at its own respective expense in the defense thereof. FUND also shall be entitled to assume the defense of such action, with counsel satisfactory to the party named in the action. After notice from the FUND to any such party of FUND's election to assume the defense thereof, the COMPANY Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and FUND will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                       Article VIII.  TERM; TERMINATION
                                      -----------------

     8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

     8.2 This Agreement shall terminate in accordance with the following provisions:

      (a) At the option of the COMPANY or FUND at any time from the date hereof upon one year's notice, unless a shorter time is agreed to by the parties;

      (b) At the option of the COMPANY, if FUND shares are not reasonably available to meet the requirements of the Variable Contracts as determined by the COMPANY. Prompt notice of election to terminate shall be furnished by the COMPANY, said termination to be effective ten days after receipt of notice unless FUND makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

      (e) At the option of the COMPANY, upon the institution of formal proceedings against FUND by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the COMPANY's reasonable judgment, materially impair FUND's ability to meet and perform FUND's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the COMPANY with said termination to be effective upon receipt of notice;

      (f) At the option of FUND, upon the institution of formal proceedings against the COMPANY by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in FUND's reasonable judgment, materially impair the COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by FUND with said termination to be effective upon receipt of notice;

      (e) In the event FUND's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by the COMPANY. Termination shall be effective upon such occurrence without notice;

      (f) At the option of FUND if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if FUND reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by the COMPANY;

      (g) At the option of the COMPANY, upon FUND's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of the COMPANY within ten days after written notice of such breach is delivered to FUND;

      (h) At the option of FUND, upon the COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of FUND within ten days after written notice of such breach is delivered to the COMPANY;

      (i) At the option of FUND, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

      (j) In the event this Agreement is assigned without the prior written consent of the COMPANY, FUND, and ADVISER, termination shall be effective immediately upon such occurrence without notice.

     8.3 Notwithstanding any termination of this Agreement, FUND at the option of the COMPANY will continue to make available additional FUND shares, as provided below, pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts or the COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in FUND, redeem investments in FUND and/or invest in FUND upon the payment of additional premiums under the Existing Contracts.


                             Article IX.  NOTICES
                                          -------

     Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

           If to FUND, or ADVISER.

               Lord, Abbett & Co.
               The GM Building - 767 Fifth Avenue
               New York, New York 10153-0203
               Attn: Legal Department

           If to the COMPANY:

               First Variable Life Insurance Company
               2122 York Road, Suite 300
               Oak Brook, IL  60523-1930
               Attn:  Legal Department

     Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.


                           Article X.  MISCELLANEOUS
                                       -------------

     10.1 The COMPANY shall be reimbursed for service expenses as provided for in the Service Agreement attached hereto as Appendix C under the terms and conditions set forth in such Service Agreement; provided, however, that in the
                                                -----------------
event that COMPANY shall elect to continue to make available Fund shares in accordance with section 8.1 of this Agreement, the COMPANY shall continue to be reimbursed for the service expenses described in such Service Agreement provided that such services continue to be provided by the COMPANY to the FUND in accordance with the terms of such Service Agreement and provided further that the Distributor continues to receive such service expenses from the FUND in accordance with the Service Agreement.

     10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     10.5 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York,
without regard to its conflict of law provisions.   It shall also be subject to
the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

     10.6 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Board or officers of FUND or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with FUND or a Portfolio must look solely to the property of FUND or that Portfolio, respectively, for enforcement of any claims against FUND or that Portfolio. It is also understood that each of the Portfolios listed in Exhibit B shall be deemed to be entering into a separate Agreement with the COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with the COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

     10.7 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry or due diligence review relating to this Agreement or the transactions contemplated hereby with due regard for the fact that ADVISER is a private partnership.

     10.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by FUND, ADVISER and the COMPANY.

-------------------------------------------------------------------------------
           10.10 If this Agreement terminates, the parties agree that Article 7 and Sections 8.3, 10.1, 10.6, 10.7 and 10.8 shall remain in effect after termination.

           10.11 This Agreement shall not be assigned by any party without the prior written consent of the other parties hereto.

          10.12 ADVISER and FUND shall maintain and execute a Year 2000 compliance plan reasonably designed to ensure that the computer systems which the FUND will use in performing its everyday operations will perform all data related functions in respect of dates prior to the year 1999 accurately, and will perform all such functions in respect to dates during and after the year 1999 with the same accuracy
-------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.



                                    Lord Abbett Series Fund, Inc.


                                    By:_____________________________
                                    Name:
                                    Title:


                                    Lord, Abbett & Co.


                                    By:_____________________________
                                    Name:
                                    Title:



                                    FIRST VARIABLE LIFE INSURANCE COMPANY


                                    By:______________________________
                                    Name:
                                    Title:

                                  Appendix A

FUND and its Portfolios
-----------------------

Lord Abbett Series Fund, Inc.       Growth and Income Portfolio

                                  Appendix B



Separate Accounts                          Selected Portfolios
-----------------                          -------------------

First Variable Annuity Fund E              Growth and Income Portfolio

Separate Account VL                        Growth and Income Portfolio

                            PARTICIPATION AGREEMENT

                                     AMONG

                         MFS VARIABLE INSURANCE TRUST,

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                                      AND

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY


     THIS AGREEMENT, made and entered into this 1st day of May 1999, by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), FIRST VARIABLE LIFE INSURANCE COMPANY, an Arkansas corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

     WHEREAS, the series of shares of the Trust offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto (each, a "Portfolio," and, collectively, the "Portfolios");

     WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

     WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

     WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

     WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

   WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange

Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

     WHEREAS, First Variable Capital Services, Inc., the underwriter for the individual variable annuity and the variable life policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in one or more of the Portfolios specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:


    ARTICLE I.  SALE OF TRUST SHARES
                --------------------

     1.1. The trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by policy holders on that Business Day, as defined below) and which are available for purchase by such accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. for purposes of this section 1.1, the Company shall be the designee of the trust for receipt of such orders from policy owners and receipt by such designee shall constitute receipt by the Trust; provided
                                                                     --------
     that the Trust receives notice of such orders by 9:30 a.m. new york time on the next following business day. "Business Day" shall mean any day on which the New York Stock Echange, Inc. (the "NYSE") is open for trading and on which the trust calculates its net asset value pursuant to the rules of the SEC.

     1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the sec and the Trust shall calculate such net asset value on each day which the nyse is open for trading. notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any shares to the company and the accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

     1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and mfs or its affiliates as provided for under Section 817(h)(4) of the Internal Revenue code of 1986, as amended (the "Code") and the regulations thereunder. The Trust and MFS will not sell trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

     1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

     1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

     1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section
     1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

     1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

     1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

     1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.


ARTICLE II.  CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS
             --------------------------------------------------

     2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

     2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance, endowment or annuity contract under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

     2.3. The Company represents and warrants that First Variable Capital Services, Inc., the underwriter for the individual variable annuity and the variable life policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that the Company and First Variable Capital Services, Inc. will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

     2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.
     The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

     2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

     2.8. No less frequently than annually, the Company shall submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").


ARTICLE III. PROSPECTUS AND PROXY STATEMENTS; VOTING
             ---------------------------------------

     3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; provided, however, that the Company shall bear
                               --------
     all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. The Company may print the prospectus for the Shares in combination with other fund prospectuses in accordance with the expenses allocation provisions set forth in the preceding sentence. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g., typesetting expenses), and
                                              ----
     the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

     3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

     3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

     3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

     3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

     3.6.   If and to the extent required by law, the Company shall:

            (a) solicit voting instructions from Policy owners;

            (b) vote the Shares in accordance with instructions received from
                Policy owners; and

            (c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

     so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order.
     The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.


ARTICLE IV.  SALES MATERIAL AND INFORMATION
             -------------------------------

     4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least three (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e.,
                                                                         ----
     information that is not intended for distribution to Policy owners or prospective Policy owners) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

     4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

     4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to the Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

     4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

     4.7. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.


ARTICLE V.  FEES AND EXPENSES
            -----------------

     5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies if and in amounts agreed to by the Trust in writing. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

     5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under

     Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

     5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.


ARTICLE VI.  DIVERSIFICATION AND RELATED LIMITATIONS
             ---------------------------------------

     6.1. The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817 (h) (1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio. In the event the Portfolio is not so diversified at the end of any applicable quarter, the Trust and MFS will make every effort to (a) adequately diversify the Portfolio so as to achieve compliance within the grace period offered by Treas. Reg. 1.817-5 and (b) notify the Company.

     6.2. The Trust and MFS represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision) and that the Trust or its designee will notify the Company promptly upon having a reasonable basis for believing that any Portfolio has ceased to so qualify or might not so qualify in the future.


ARTICLE VII.  POTENTIAL MATERIAL CONFLICTS
              ----------------------------

     7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

     7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

     7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that
                                                        --------  -------
     such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

     7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


ARTICLE VIII.  INDEMNIFICATION
               ---------------

     8.1.   Indemnification by the Company
            -------------------------------

            The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

         (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not
                          --------
               apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

         (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

         (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

         (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

         (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

     as limited by and in accordance with the provisions of this Article VIII.

8.2.  Indemnification by the Trust
----------------------------

            The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

         (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, provided that this agreement to indemnify shall not
                           --------
               apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

         (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

         (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust, MFS or the Underwriter; or

         (d) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements or a failure to qualify as a regulated investment company each as specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

         (e) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

         (f) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

     as limited by and in accordance with the provisions of this Article VIII.

     8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

     8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.5.   Promptly after receipt by an Indemnified Party under this Section
     8.5. of notice of commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

     8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

     8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article
     VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.


ARTICLE IX.  APPLICABLE LAW
             ---------------

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE X.  NOTICE OF FORMAL PROCEEDINGS
            -----------------------------

     The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.


ARTICLE XI.  TERMINATION
             ------------

     11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

         (a) at the option of any party upon six (6) months' advance written notice to the other parties; or

         (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

         (c) at the option of the Trust or MFS by written notice to the Company upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

         (d) at the option of the Company by written notice to the Trust and MFS upon institution of formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares; or

         (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

         (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

         (h) at the option of any party to this Agreement by written notice to the other parties, upon another party's material breach of any provision of this Agreement; or

         (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

     11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

     11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause.

     11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

     11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

     11.6. If this Agreement terminates, the parties agree that Article VIII and to the extent that all or a portion of assets of the Accounts continue to be invested in the Trust, Articles I, II, III, VI and VII will remain in effect after termination.


ARTICLE XII.  NOTICES
              --------

     Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

            If to the Trust:

                  MFS Variable Insurance Trust
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Facsimile No.: (617) 954-6624
                  Attn:  Stephen E. Cavan, Secretary

            If to the Company:

                  First Variable Life Insuance Company
                            2122 York Road, Suite 300
            Oak Brook Terrace, IL  60523
            Fax No.:  (630) 684-9302
            Attn:  Arnold R. Bergman


            If to MFS:

                  Massachusetts Financial Services Company
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Facsimile No.: (617) 954-6624
                  Attn:  Stephen E. Cavan, General Counsel


ARTICLE XIII.  MISCELLANEOUS
               -------------

     13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

     13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

     13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

     13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

     13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.

     13.9. The Agreement may not be assigned without the prior written consent of the parties hereto.

     13.10. No provision of this Agreement may be amended or modified in any manner except by a written agreement executed by the parties hereto.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                                 FIRST VARIABLE LIFE INSURANCE COMPANY
                                 By its authorized officer,


                                 By:
                                    -------------------------------

                                 Title:
                                       ----------------------------

                                 MFS VARIABLE INSURANCE TRUST,
                                 on behalf of the Portfolios
                                 By its authorized officer and not individually,


                                 By:
                                    -------------------------------
                                    James R. Bordewick, Jr.
                                    Assistant Secretary


                                 MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                 By its authorized officer,


                                 By:
                                    -------------------------------
                                    Jeffrey L. Shames
                                    Chairman & Chief Executive Officer

                                                               As of May 1, 1999


                                   SCHEDULE A


                       ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                     --------------------------------------

=============================================================================================
             Name of Separate
             Account and Date                 Policies Funded             Portfolios
    Established by Board of Directors       by Separate Account      Applicable to Policies
=============================================================================================
      First Variable Fund E                      VA 8860                New Discovery Series
               12/4/79                           VA 20230            Growth with Income Series
                                                 VA 20224                  Growth Series
                                                 VA 20045
----------------------------------------------------------------------------------------------
      Separate Account VL                        VUL 8990              New Discovery Series
            3/6/87                               VUL 8980            Growth with Income Series
                                                 VUL 8960                  Growth Series
----------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                 AMONG TEMPLETON VARIABLE PRODUCTS SERIES FUND,
                   FRANKLIN TEMPLETON DISTRIBUTORS, INC. and
                     FIRST VARIABLE LIFE INSURANCE COMPANY

  THIS AGREEMENT made as of ____________, 1999, among Templeton Variable Products Series Fund (the "Trust"), an open-end management investment company organized as a business trust under Massachusetts law, Franklin Templeton Distributors, Inc., a California corporation, the Trust's principal underwriter ("Underwriter"), and First Variable Life Insurance Company, a life insurance company organized as a corporation under Illinois law (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth in Schedule A, as may be amended from time to time (the "Accounts").

                              W I T N E S S E T H:
                              --------------------

  WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has an effective registration statement relating to the offer and sale of the various series of its shares under the Securities Act of 1933, as amended (the "1933 Act");

  WHEREAS, the Trust and the Underwriter desire that Trust shares be used as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by life insurance companies which have entered into fund participation agreements with the Trust (the "Participating Insurance Companies");

  WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each series representing an interest in a particular managed portfolio of securities and other assets, and certain of those series, named in Schedule B, (the "Portfolios") are to be made available for purchase by the Company for the Accounts; and

  WHEREAS, the Trust has received an order from the SEC, dated November 16, 1993 (File No. 812-8546), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2 (b) (15) and 6e-3 (T) (b) (15)
thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Shared Funding Exemptive Order");

  WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act unless an exemption from registration under the 1940 Act is available and the Trust has been so advised; and has registered or will register certain variable annuity contracts and variable life insurance policies, listed on Schedule C attached hereto, under which the portfolios are to be made available as investment vehicles (the "Contracts") under the 1933 Act unless such interests under the Contracts in the Accounts are exempt from registration under the 1933 Act and the Trust has been so advised;

  WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such account on Schedule A hereto, to set aside and invest assets attributable to one or more Contracts; and

  WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

  WHEREAS, each investment adviser listed on Schedule B (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") and any applicable state securities laws;

  WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Contracts and the Underwriter is authorized to sell such shares to separate accounts such as each Account at net asset value;

  NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:

                                   ARTICLE I.
               Purchase and Redemption of Trust Portfolio Shares
               -------------------------------------------------
   1.1 For purposes of this Article I, the Company shall be the Trust's agent for receipt of purchase orders and requests for redemption relating to each Portfolio from each Account, provided that the Company notifies the Trust of such purchase orders and requests for redemption by 9:00 a.m. Eastern time on the next following Business Day, as defined in Section 1.3.

  1.2 The Trust agrees to make shares of the Portfolios available to the Accounts for purchase at the net asset value per share next computed after receipt of a purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio purchase procedures on those days on which the Trust calculates its net asset value pursuant to rules of the SEC, and the Trust shall use its best efforts to calculate such net asset value on each day on which the New York Stock Exchange ("NYSE") is open for trading. The Company will transmit orders from time to time to the Trust for the purchase of shares of the Portfolios. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including without limitation rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity.

  1.3 The Company shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after the Trust receives the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or its designated custodian. Upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust for this purpose. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

  1.4 The Trust will redeem for cash any full or fractional shares of any Portfolio, when requested by the Company on behalf of an Account, at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio redemption procedures. The Trust shall make payment for such shares in the manner established from time to time by the Trust. Redemption with respect to a Portfolio will normally be paid to the Company for an Account in federal funds transmitted by wire to the Company before the close of business on the next Business Day after the receipt of the request for redemption. Such payment may be delayed if, for example, the Portfolio's cash position so requires or if extraordinary market conditions exist, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.

  1.5 Payments for the purchase of shares of the Trust's Portfolios by the Company under Section 1.3 and payments for the redemption of shares of the Trust's Portfolios under Section 1.4 may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

  1.6 Issuance and transfer of the Trust's Portfolio shares will be by book entry only. Stock certificates will not be issued to the Company or the Account. Portfolio Shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

  1.7 The Trust shall furnish, on or before the ex-dividend date, notice to the Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

  1.8 The Trust shall calculate the net asset value of each Portfolio on each Business Day, as defined in Section 1.3. The Trust shall make the net asset value per share for each Portfolio available to the Company or its designated agent on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use reasonable efforts to make such net asset value per share available by 7:00 p.m. Eastern time each Business Day.

  1.9 The Trust agrees that its Portfolio shares will be sold only to Participating Insurance Companies and their separate accounts and to certain qualified pension and retirement plans to the extent permitted by the Shared Funding Exemptive Order. No shares of any Portfolio will be sold directly to the general public. The Company agrees that it will use Trust shares only for the purposes of funding the Contracts through the Accounts listed in Schedule A, as amended from time to time.

  1.10 The Company agrees that all net amounts available under the Contracts shall be invested in the Trust, in such other Funds advised by an Adviser or its affiliates as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Trust if: (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (b) the Company gives the Trust and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and the Company so informs the Trust and the Underwriter prior to their signing this Agreement (a list of such investment companies appearing on Schedule D to this Agreement); or (d) the Trust or Underwriter consents to the use of such other investment company.

  1.11 The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in Section 2.10 and Article IV of this Agreement.

  1.12 Each party to this Agreement shall have the right to rely on information or confirmations provided by any other party (or by any affiliate of any other party), and shall not be liable in the event that an error results from any incorrect information or confirmations supplied by any other party. If an error is made in reliance upon incorrect information or confirmations, any amount required to make a Contract owner's account whole shall be borne by the party who provided the incorrect information or confirmation.

                                  ARTICLE II.
                 Obligations of the Parties; Fees and Expenses
                 ---------------------------------------------

  2.1 The Trust shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of its shares of the Portfolios, preparation and filing of the documents listed in this
Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

  2.2 At the option of the Company, the Trust or the Underwriter shall either
(a) provide the Company with as many copies of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios as the Company shall reasonably request; or (b) provide the Company with a camera ready copy of such documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. The Trust or the Underwriter shall provide the Company with a copy of its current statement of additional information, including any amendments or supplements, in a form suitable for duplication by the Company. Expenses of furnishing such documents for marketing purposes shall be borne by the Company and expenses of furnishing such documents for current contract owners invested in the Trust shall be borne by the Trust or the Underwriter.

  2.3 The Trust (at its expense) shall provide the Company with copies of any Trust-sponsored proxy materials in such quantity as the Company shall reasonably require for distribution to Contract owners. The Company shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions), prospectuses and statements of additional information to Contract owners. The Company assumes sole responsibility for ensuring that such materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

  2.4 If and to the extent required by law, the Company shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

  2.5 Except as provided in section 2.6, the Company shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any other Trademark relating to the Trust or Underwriter without prior written consent, and upon termination of this Agreement for any reason, the Company shall cease all use of any such name or mark as soon as reasonably practicable.

  2.6 The Company shall furnish, or cause to be furnished to the Trust or its designee, at least one complete copy of each registration statement, prospectus, statement of additional information, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "disclosure documents"), as well as any report, solicitation for voting instructions, sales literature and other promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee each piece of sales literature or other promotional material in which the Trust or an Adviser is named, at least 15 Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within five Business Days after receipt of such material. For purposes of this paragraph, "sales literature or other promotional material" includes, but is not limited to, portions of the following that use any Trademark related to the Trust or Underwriter or refer to the Trust or affiliates of the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and disclosure documents, shareholder reports and proxy materials.

  2.7 The Company and its agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

  2.8 The Trust shall use its best efforts to provide the Company, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as the Company may reasonably require, as the Company shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

  2.9 The Trust shall not give any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from disclosure documents for the Contracts (as such disclosure documents may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the written permission of the Company.

  2.10 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, the Company will provide pass-through voting privileges to Contract owners whose Contract values are invested, through the registered Accounts, in shares of one or more Portfolios of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each registered Account, the Company will vote shares of each Portfolio of the Trust held by a registered Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that registered Account for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion.

   2.11 The Trust and Underwriter shall pay no fee or other compensation to the Company under this Agreement except as provided on Schedule E, if attached. Nevertheless, the Underwriter or an affiliate may make payments (other than pursuant to a Rule 12b-1 Plan) to the Company or its affiliates or to the Contracts' underwriter in amounts agreed to by the Underwriter or an affiliate in writing and such payments may be made out of fees otherwise payable to the Underwriter or its affiliates, profits of the Underwriter or its affiliates, or other resources available to the Underwriter or its affiliates.


                                  ARTICLE III.
                         Representations and Warranties
                         ------------------------------

  3.1 The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of its state of incorporation and that it has legally and validly established each Account as a segregated asset account under such law as of the date set forth in Schedule A.

   3.2 The Company represents and warrants that, with respect to each Account,
(1) the Company has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated asset account for the Contracts, or (2) if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, the Company will make every effort to maintain such exemption and will notify the Trust and the Adviser immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

  3.3 The Company represents and warrants that, with respect to each Contract,
(1) the Contract will be registered under the 1933 Act, or (2) if the Contract is exempt from registration under Section 3(a)(2) of the 1933 Act or under
Section 4(2) and Regulation D of the 1933 Act, the Company will make every effort to maintain such exemption and will notify the Trust and the Adviser immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future. The Company further represents and warrants that the Contracts will be sold by broker-dealers, or their registered representatives, who are registered with the SEC under the 1934 Act and who are members in good standing of the NASD; the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.

   For any unregistered Accounts which are exempt from registration under the '40 Act in reliance upon Sections 3(c)(1) or 3(c)(7) thereof, the Company represents and warrants that:

   (a) each Account and sub-account thereof has a principal underwriter which is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended;

   (b) Trust shares are and will continue to be the only investment securities held by the corresponding Account sub-accounts; and

   (c) with regard to each Portfolio, the Company, on behalf of the corresponding sub-account, will:

        (1) seek instructions from all Contract owners with regard to the voting of all proxies with respect to Trust shares and vote such proxies only in accordance with such instructions or vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

        (2) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the '40 Act.

  3.4 The Trust represents and warrants that it is duly organized and validly existing under the laws of the State of Massachusetts and that it does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.

  3.5 The Trust represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and the Trust shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter.

  3.6 The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the Company immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will in that event immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

  3.7 The Trust represents and warrants that it is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify the Company immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

  3.8 The Trust represents and warrants that should it ever desire to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trustees, including a majority who are not "interested persons" of the Trust under the 1940 Act ( "disinterested Trustees" ), will formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

  3.9 The Trust represents and warrants that it, its directors, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

  3.10 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Trust and the Underwriter in the event that such coverage no longer applies.

  3.11 The Underwriter represents that each Adviser is duly organized and validly existing under applicable corporate law and that it is registered and will during the term of this Agreement remain registered as an investment adviser under the Advisers Act.

  3.12 The Trust currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a Plan adopted under Rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under Rule 12b-1, the Trust undertakes to comply with any then current SEC and SEC staff interpretations concerning Rule 12b-1 or any successor provisions.


                                  ARTICLE IV.
                              Potential Conflicts
                              -------------------

  4.1 The parties acknowledge that a Portfolio's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company of any determination by the Trustees that an irreconcilable material conflict exists and of the implications thereof.

  4.2 The Company agrees to promptly report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions. All communications from the Company to the Trustees may be made in care of the Trust.

  4.3 If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of Contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its own expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such withdrawal should be implemented to a vote of all affected Contract owners and, as appropriate, withdrawal of the assets of any appropriate group (i.e. , annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such withdrawal, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

  4.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

  4.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with a majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

  4.6 For purposes of Sections 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. In the event that the Trustees determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

  4.7 The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Trustees.

  4.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.


                                   ARTICLE V.
                                Indemnification
                                ---------------

  5.1  Indemnification By the Company
       ------------------------------

            (a) The Company agrees to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this
          Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Trust Shares or the Contracts and

                  (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                 (ii) arise out of or result from statements or representations
               (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2
               (a)(i)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                 (iii) arise out of or result from any untrue statement or
               alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a)(i) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

                 (iv) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

                 (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

            (b) The Company shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable.
          The Company shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

            (c) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

  5.2 Indemnification By The Underwriter
      ----------------------------------

       (a) The Underwriter agrees to indemnify and hold harmless the Company, the underwriter of the Contracts and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 5.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Trust's Shares or the Contracts and:

            (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

            (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the disclosure documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

            (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a disclosure document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

            (iv) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified in
       Section 3.7 of this Agreement and the diversification requirements specified in Section 3.6 of this Agreement); or

            (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 5.2(b) and 5.2(c) hereof.

       (b) The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

       (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       (d) The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     5.3 Indemnification By The Trust
         ----------------------------

       (a) The Trust agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Section 5.3(b) and 5.3(c) hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

       (b) The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Trust, the Underwriter or each Account, whichever is applicable.

       (c) The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       (d) The Company and the Underwriter agree promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either the Account, or the sale or acquisition of share of the Trust.

                                  ARTICLE VI.
                                  Termination
                                  -----------

  6.1 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios or any reason by sixty (60) days advance written notice delivered to the other parties, and shall terminate immediately in the event of its assignment, as that term is used in the 1940 Act.

  6.2 This Agreement may be terminated immediately by either the Trust or the Underwriter upon written notice to the Company if:

         (a) the Company notifies the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

        (b) either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

        (c) the Company gives the Trust and the Underwriter the written notice specified in Section 1.10 hereof and at the same time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section 6.2(c) shall be effective forty-five (45) days after the notice specified in Section 1.10 was given; or

  6.3 If this Agreement is terminated for any reason, except under Article IV (Potential Conflicts) above, the Trust shall, at the option of the Company, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated pursuant to Article IV, the provisions of Article IV shall govern.

  6.4 The provisions of Articles II (Representations and Warranties) and V (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.3, except that the Trust and the Underwriter shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

  6.5 The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"), or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Trust or the Underwriter 90 days notice of its intention to do so.


                                  ARTICLE VII.
                                    Notices.
                                    --------

  Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Trust or the Underwriter:

               Templeton Variable Products Series Fund or
               Franklin Templeton Distributors, Inc.
               500 E. Broward Boulevard
               Fort Lauderdale, FL  33394-3091
                 Attention:   Barbara J. Green, Trust Secretary

                 WITH A COPY TO

               Franklin Resources, Inc.
               777 Mariners Island Boulevard
               San Mateo, CA  94404
                    Attention:  Karen L. Skidmore, Senior Corporate Counsel

          If to the Company:
               First Variable Life Insurance Company
               2122 York Road, Suite 300
               Oak Brook, Illinois  60523
                    Attention:  Arnold R. Bergman

                                 ARTICLE VIII.
                                 Miscellaneous
                                 -------------

  8.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

  8.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

  8.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

  8.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

  8.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

  8.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

  8.7 Each party hereto shall treat as confidential the names and addresses of the Contract owners and all information reasonably identified as confidential in writing by any other party hereto, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or utilize such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party. Without limiting the foregoing, no party hereto shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

  8.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

  8.9 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided in Section 1.10.

  8.10 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

  8.11 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

    IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.
                         The Company:
                         First Variable Life Insurance Company
                         -------------------------------------
                         By its authorized officer


                         By:
                            ---------------------------------
                         Name:
                         Title:

                         The Trust:
                         Templeton Variable Products Series Fund
                         ---------------------------------------
                         By its authorized officer


                         By:
                            ---------------------------------
                         Name: Karen L. Skidmore
                         Title: Assistant Vice President, Assistant Secretary


                         The Underwriter:
                         Franklin Templeton Distributors, Inc.
                         -------------------------------------
                         By its authorized officer


                         By:
                            ---------------------------------
                         Name:  Deborah R. Gatzek
                         Title: Senior Vice President, Assistant Secretary

                                   SCHEDULE A


                              Separate Accounts of
                              --------------------
                     First Variable Life Insurance Company
                     -------------------------------------


1.  Separate Account VL
    Date Established:
    SEC Registration Number:

2.  First Variable Annuity Fund E
    Date Established:
    SEC Registration Number: 811-4092

                                   SCHEDULE B


                     Trust Portfolios and Classes Available
                     --------------------------------------

Templeton Variable Products Series      Adviser
----------------------------------      -------

Templeton International Fund            Templeton Investment Counsel, Inc.
            -Class 2

                                   SCHEDULE C


                           Variable Annuity Contracts
                Issued by First Variable Life Insurance Company
                -----------------------------------------------

-------------------------------------------------------------------------------------
                                  Contract 1        Contract 2       Contract 3
-------------------------------------------------------------------------------------
Contract/Product Name           Capital Estate       Capital           Capital One
                                Builder VUL          Solutions VUL     Pay VL 8960
                                8990                 8980
-------------------------------------------------------------------------------------
Registered (Y/N)                Yes                  Yes                Yes
-------------------------------------------------------------------------------------
SEC Registration Number
-------------------------------------------------------------------------------------
Representative Form Numbers
-------------------------------------------------------------------------------------
Separate Account Name           Separate             First             Separate
                                Account VL           Variable          Account VL
                                                     Annuity Fund E
-------------------------------------------------------------------------------------
SEC Registration Number                              811-4092
-------------------------------------------------------------------------------------
Templeton Variable Products     Templeton            Templeton         Templeton
Series Portfolios and           International        International     International
Classes (Adviser)               Fund - Class 2       Fund - Class      Fund - Class
                                (Templeton           2 (Templeton      2 (Templeton
                                Investment           Investment        Investment
                                Counsel, Inc.)       Counsel, Inc.)    Counsel, Inc.)
-------------------------------------------------------------------------------------

                           Variable Annuity Contracts
                Issued by First Variable Life Insurance Company
                -----------------------------------------------

-------------------------------------------------------------------------------------
                                  Contract 4        Contract 5       Contract 6
-------------------------------------------------------------------------------------
Contract/Product Name             Capital Six VA     Capital No       Capital Five
                                  8860               Load VA 20231    VA 20227
-------------------------------------------------------------------------------------
Registered (Y/N)                  Yes                 Yes              Yes
-------------------------------------------------------------------------------------
SEC Registration Number           333-12197           33-86738         33-35749
-------------------------------------------------------------------------------------
Representative Form Numbers
-------------------------------------------------------------------------------------
Separate Account Name             First Variable      First            First
                                  Annuity Fund E      Variable         Variable
                                                      Annuity Fund E   Annuity Fund E
-------------------------------------------------------------------------------------
SEC Registration Number           811-4092            811-4092         811-4092
-------------------------------------------------------------------------------------
Templeton Variable Products       Templeton           Templeton        Templeton
Series Portfolios and             International       International    International
Classes (Adviser)                 Fund - Class 2      Fund - Class 2   Fund - Class 2
                                  (Templeton          (Templeton       (Templeton
                                  Investment          Investment       Investment
                                  Counsel, Inc.)      Counsel, Inc.)   Counsel, Inc.)
-------------------------------------------------------------------------------------

                           Variable Annuity Contracts
                Issued by First Variable Life Insurance Company
                -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                  Contract 7                      Contract 8                       Contract 9
-----------------------------------------------------------------------------------------------------------------
Contract/Product Name             VISTA
-----------------------------------------------------------------------------------------------------------------
Registered (Y/N)                  Yes
-----------------------------------------------------------------------------------------------------------------
SEC Registration Number           33-35749
-----------------------------------------------------------------------------------------------------------------
Representative Form Numbers
-----------------------------------------------------------------------------------------------------------------
Separate Account Name             First Variable Annuity Fund E
-----------------------------------------------------------------------------------------------------------------
SEC Registration Number           811-4092
-----------------------------------------------------------------------------------------------------------------
Templeton Variable                Templeton International
Product Series                    - Class 2 (Templeton
Portfolios and                    Investment Counsel, Inc.)
Classes (Adviser)
------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE D


                 Other Portfolios Available under the Contracts
                 ----------------------------------------------

                                   SCHEDULE E

                                RULE 12B-1 PLANS

                             Compensation Schedule
                             ---------------------

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

Portfolio Name                   Maximum Annual Payment Rate
--------------                   ---------------------------

TEMPLETON INTERNATIONAL FUND          0.25%

                              Agreement Provisions
                              --------------------

          If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 Plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

          To the extent the Company or its affiliates, agents or designees (collectively "you") you provide administrative and other services which assist in the promotion and distribution of Eligible Shares or Variable Contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, maintaining customer accounts and records, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus).

          You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

          The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. or Templeton Investment Counsel, Inc. or their affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule E relating to the Plans will also terminate.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Fund.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule E, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the contracts.